                                                                    Exhibit 10.8

                  CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT

                                 BY AND BETWEEN

                  THE UNITED STATES OF AMERICA, ACTING THROUGH
                    THE UNITED STATES DEPARTMENT OF JUSTICE,
                    AND ON BEHALF OF THE OFFICE OF INSPECTOR
              GENERAL OF THE DEPARTMENT OF HEALTH & HUMAN SERVICES

                                       AND

                        MARINER POST-ACUTE NETWORK, INC.
                           MARINER HEALTH GROUP, INC.
                             AND AFFILIATED DEBTORS

                                 MARCH 25, 2002

                                TABLE OF CONTENTS

                                                                                                                         PAGE
                                                                                                                         ----
CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT.....................................................................         1

         I.  THE PARTIES..........................................................................................         1

                  A...............................................................................................         1

                  B...............................................................................................         1

                  C...............................................................................................         1

                           1......................................................................................         1

                           2......................................................................................         2

                           3......................................................................................         2

                           4......................................................................................         2

                           5......................................................................................         2

                           6......................................................................................         2

                           7......................................................................................         3

         II.  PREAMBLE............................................................................................         3

                  A.  Debtors.....................................................................................         3

                  B.  Debtors' Claims Against the United States...................................................         4

                  C.  CMS' Claims Against Debtors.................................................................         4

                  D.  False Claims Act Claims Against Debtors.....................................................         4

                  E.  Proofs of Claim.............................................................................         5

                  F.  Debtors' Participation in Medicare/Medicaid.................................................         5

                  G.  The Covered Conduct.........................................................................         5

                           1.  Roberts............................................................................         6

                           2.  Rutledge...........................................................................         6

                           3.  Rivera.............................................................................         6

                           4.  Carroll............................................................................         6

                           5.  Nelius.............................................................................         7

                           6.  Powell.............................................................................         7

                           7.  Weatherford........................................................................         8

                           8.  Cambridge East, Sunny Hill and Catonsville.........................................         8

                           9.  Rehabilitation Therapy.............................................................         8


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
                  H. Agreement Not an Admission...................................................................         9

                  I. Corporate Integrity Agreement................................................................         9

                  J. Effective Date...............................................................................         9

         III.  TERMS AND CONDITIONS...............................................................................         9

                  A.  Bankruptcy Treatment of Medicare Provider Agreements........................................         9

                           1.  Assumed Agreements.................................................................        10

                           2.  Rejected Agreements................................................................        10

                           3.  Suppliers..........................................................................        10

                           4.  Scope..............................................................................        10

                  B.  Treatment of CMS Claims.....................................................................        10

                           1.  Cure of Defaults in Provider Agreements............................................        10

                                    a.   CMS Offset...............................................................        10

                                    b. Net Amount Due to Debtors..................................................        10

                           2.  Mutual Release.....................................................................        11

                                    a.  Scope of Release..........................................................        11

                                    b. Release of Claims Under Prudent Buyer Settlement...........................        11

                           3.  Treatment of CMS Overpayment Claims................................................        11

                                    a.  Closure of Pre-petition Cost Years........................................        12

                                    b.  Treatment of Cost Years that Span the Petition Date.......................        12

                                    c.  Overpayments Arising After the Petition Date..............................        12

                                    d.  Reopening.................................................................        12

                           4.  Treatment of CMS CMP Claims........................................................        13

                                    a.  Preservation of Findings Relating to Quality of Care......................        13

                                    b.  Accrual of CMPs...........................................................        13

                                    c.  Treatment of Post-petition CMPs...........................................        13

                                    d.  Treatment of CMPs That Span the Petition Date.............................        14

                           5.  Dismissal of Appeals...............................................................        14

                           6.   Collection of Post-petition CMS Claims............................................        14

                           7.  Claims under Rejected Provider Agreements..........................................        15

                           8. Claims Relating to Suppliers........................................................        15

                           9.  Corporate Reorganization...........................................................        15

                  C.  United States False Claims Act Claims.......................................................        15

                           1.  False Claims Act Payment...........................................................        15

                           2.  Release of Debtors' Claims Against the United States Relating to the False
                                    Claims Act....................................................................        15

                           3.  Release of United States False Claims Act Claims Against the Debtors
                                    Relating to the False Claims Act..............................................        16

                           4.  Dismissal of Qui Tam Actions.......................................................        16

                                    a.............................................................................        16

                                    b.............................................................................        16

                           5.  Reservations.......................................................................        17

                                    a.............................................................................        17

                                    b.............................................................................        17

                                    c.............................................................................        17

                                    d.............................................................................        17

                                    e.............................................................................        17

                                    f.............................................................................        17

                                    g.............................................................................        17

                                    h.............................................................................        17

                                    i.............................................................................        17

                  D.  OIG Permissive Exclusion Release............................................................        18

                  E.  Release By The Relators as to Debtors.......................................................        18

                  F.  Release of Beneficiaries and Authorized Representatives.....................................        20

                  G.  Waiver of Certain Defenses..................................................................        20

                  H.  Payment By CMS..............................................................................        20

                  I.  Unallowable Costs Defined...................................................................        21

                              1...................................................................................        21

                              2...................................................................................        21

                              3...................................................................................        21

                              4...................................................................................        21

                              5...................................................................................        21

                              6...................................................................................        21

                  J.  Unallowable Costs in Post-petition Cost Reports.............................................        22

                  K.  No Third Party Beneficiaries................................................................        22

                  L.  Allowance of Proofs of Claim................................................................        23

                  M.  Cooperation.................................................................................        23

                  N.  Fairness of Agreement.......................................................................        23

                  O.  Defense of Agreement........................................................................        23

                  P.  Each Party to Bear Its Own Costs............................................................        23

                  Q.  Federal Law Governs.........................................................................        24

                  R.  No Amendment Except in Writing..............................................................        24

                  S.  Qui Tam Actions Treated as Unsecured Claims If Not Dismissed................................        24

                  T.  Incorporation of Prior Stipulations and Orders..............................................        25

                  U.  Authority to Execute........................................................................        25

                  V.  Execution in Counterparts...................................................................        25

                  W.  Binding on Successors.......................................................................        25

                  X.  Approval by the Bankruptcy Court............................................................        25

                  Y.  Discharge...................................................................................        25

THE UNITED STATES OF AMERICA......................................................................................        26

DEBTORS...........................................................................................................        27

RELATORS..........................................................................................................        27

                  CIVIL AND ADMINISTRATIVE SETTLEMENT AGREEMENT
                                 I. THE PARTIES

         This Civil and Administrative Settlement Agreement ("Agreement") is entered into between the following through their authorized representatives:

         A. The United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General ("OIG-HHS") of the Department of Health and Human Services ("HHS"), and the Centers for Medicare & Medicaid Services ("CMS") (formerly the Health Care Financing Administration), of HHS; (collectively the "United States"); and

         B. Mariner Post-Acute Network, Inc. ("MPAN"), Mariner Health Group, Inc. ("MHG"), and affiliated debtors as defined in paragraph II.A. below, (collectively "the Debtors"). The Parties agree that the Debtors' facilities and the Medicare provider agreements (each identified by a Medicare provider number), specified in Exhibits A, B, and C, and the Debtors' suppliers (identified by a Medicare supplier number), specified in Exhibit D, are the exclusive and all-inclusive listing of Debtors' Medicare providers and suppliers which are subject to this Agreement; and

         C. The following individuals and entities (collectively hereinafter "the Relators") (collectively, the complaints identified below are hereinafter "the Qui Tam Actions"):

                  1. Lewis Wesley Roberts, who has filed a qui tam complaint styled United States ex rel. Lewis Wesley Roberts v. Vencor, Inc., Vencare, Inc., Beverly Enterprises-Kansas, Inc., Living Centers of America, Chartwell Health Care, Inc., DSJ Health Care, Inc., Baker-Brame Skilled Nursing, Texas Health Enterprises, Kelly Bailey, Ann Nipp, and W. Bruce Lunsford,


                                      -1-

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Civil Action No. 3:97CV-349-J (W.D. Ky.) ("the Roberts qui tam");

                  2. Cindy Lee Anderson Rutledge and Partnership for Fraud Analysis, who together have filed a qui tam complaint styled United States ex rel. Cindy Lee Anderson Rutledge and Partnership for Fraud Analysis ex rel. Paragon Health Network, Inc., ARA Group, Inc., ARA Living Centers, Inc., and Living Centers of America, Inc., Civil Action No. 97-6801 NS (E.D. Pa.)("the Rutledge qui tam");

                  3. Rafael Rivera, who has filed a qui tam complaint styled United States ex rel. Raphael Rivera v. Restore Respiratory Care, Inc., Avante Group, Inc. and Mariner Health Group, Inc., Civil Action No. 1:98-cv-2960-HTW (N.D. Ga.)("the Rivera qui tam");

                  4. Terri D. Carroll, who has filed a qui tam complaint styled United States ex rel. Terri D. Carroll v. Living Centers of America, Inc., American Pharmaceutical Services, Inc., Provider Affiliated Services, Unicare Health Facilities, Inc., and Unicare Homes, Inc., Civil Action No. 97-2600-CIV-T-17B (M.D. Fla.)("the Carroll qui tam");

                  5. Edvin A. Nelius, Rose Marie Dickey, Deborah Lowman, Patricia Rocha and Helen Spence, who together have filed a qui tam complaint styled United States ex rel. Edvin A. Nelius, Rose Marie Dickey, Deborah Lowman, Patricia Rocha and Helen Spence v. Mariner Post-Acute Network, Inc., Mariner Health Group, Inc., Convalescent Services, Inc., Paragon Health Network, Inc., and Living Centers of America, Inc., Civil Action No. H-98-3851 (S.D. Tex.)("the Nelius qui tam");

                  6. Teri S. Powell, who has filed a qui tam complaint styled United States ex rel. Teri S. Powell v. Paragon Health Network, Inc., Therapy Management Innovations, Inc. and Rehability Hospital Services, Inc., Civil Action No. CV-98-P-0630-S (N.D. Ala.)("the Powellqui tam"), and;


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                  7. Deborah J. Weatherford, who has filed a qui tam complaint styled United States ex rel. Deborah J. Weatherford v. Forum Health Investors of Georgia, Inc., Southwest Medical Center, Inc., Summit Institute of Pulmonary Medicine and Rehabilitation, Inc., Robert Cribb and Michael Fitzgerald, Civil Action No. 1:01-cv-0593-JOF (N.D. Ga.)("the Weatherford qui tam").

         The United States, the Debtors and the Relators are collectively "the Parties."

                                  II. PREAMBLE

         As a preamble to this Agreement, the Parties agree to the following:

         A. Debtors. MPAN, a Delaware corporation, and certain of its direct and indirect subsidiaries and affiliated partnerships (collectively with MPAN, "MPAN Debtors") are debtors and debtors in possession in jointly-administered chapter 11 cases (case nos. 00-00113(MFW) through 00-00214 (MFW) inclusive) that are pending in the United States Bankruptcy Court for the District of Delaware ("Bankruptcy Court"). MHG, a Delaware corporation and a wholly-owned subsidiary of MPAN, and certain of its direct and indirect subsidiaries and affiliated partnerships (collectively with MHG, "MHG Debtors") also are debtors and debtors in possession in jointly-administered chapter 11 cases (case nos. 00-00215(MFW) through 00-00301(MFW) inclusive) that are pending in the Bankruptcy Court. The Debtors commenced their respective chapter 11 cases by filing voluntary petitions in the Bankruptcy Court on January 18, 2000 ("Petition Date"). The Debtors operate or have operated skilled nursing facilities, assisted living facilities, long-term acute-care hospitals, rehabilitation therapy providers, home health agencies, and institutional pharmacy providers.

         B. Debtors' Claims Against the United States The Debtors contend that they have claims or causes of action against CMS for services rendered or products supplied to beneficiaries under Medicare up to and including the Petition Date, including but not limited to determined underpayments now in administrative freeze, claims on appeal and claims for services to Medicare beneficiaries disallowed under the "Prudent Buyer" principle and detailed in a separate settlement agreement at Exhibit E (the "Prudent Buyer Settlement"). The Prudent Buyer Settlement is incorporated herein by reference. Debtors may also have claims or causes of action against the United States relating to the Qui Tam Actions or the Covered Conduct (defined in paragraph II.G., below).

         C. CMS' Claims Against Debtors. CMS contends that it has (i) made determined, and may have made additional undetermined, administrative overpayments to the Debtors for services rendered or products supplied to beneficiaries under Medicare up to and including the Petition Date (the "CMS Overpayment Claims"), and (ii) determined civil monetary penalties which accrued up to and including the Petition Date pursuant to 42 U.S.C. ss.1395i-3(h)(2)(B)(ii) and 42 U.S.C. ss. 1396r(h)(2)(A)(ii) (the "CMS CMP
Claims," and, collectively with the CMS Overpayment Claims, the "CMS Claims.")

         D. False Claims Act Claims Against Debtors. The United States further contends that it has claims or causes of action against Debtors asserted by or on behalf of the United States, or its agencies, departments, officers, agents, or by the Relators under 31 U.S.C. ss. 3730(b) or (d) (including any and all qui tam claims) seeking payments, damages, offsets, recoupments, penalties, costs, expenses of any kind, or other remedies of any kind: (i) under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733, the Program Fraud Civil Remedies Act, 31 U.S.C. ss.ss. 3801-3812;

and/or other statutory or common law doctrines of payment by mistake, unjust enrichment, breach of contract, or fraud; (ii) for civil monetary penalties imposed pursuant to the Civil Monetary Penalties Law, 42 U.S.C. ss. 1320a-7a (not including CMPs imposed by CMS pursuant to 42 U.S.C. ss.ss. 1395i-3(H)(2)(B)(ii) or 1396r(h)(2)(A)(ii)); and (iii) for permissive exclusion from Medicare, Medicaid, and other federal health programs pursuant to the Civil Monetary Penalties Law, 42 U.S.C. ss. 1320a-7(b) (collectively, the "United States False Claims Act Claims").

         E. Proofs of Claim. The United States False Claims Act Claims include, but are not limited to, all claims asserted in the proofs of claim filed in the Debtors' chapter 11 cases by the United States with respect to the United States False Claims Act Claims, relating to Medicare and/or Medicaid (federal portion only). The CMS Claims include, but are not limited to, all claims asserted in the proofs of claim filed in the Debtors' chapter 11 cases by CMS with respect to the CMS Claims. The proofs of claim referred to in this paragraph II.E. are, collectively, the "United States Proofs of Claim." The United States False Claims Act Claims, the United States Proofs of Claim and the CMS Claims are collectively the "United States Claims."

         F. Debtors' Participation in Medicare/Medicaid. Debtors submitted or caused to be submitted claims for payment to the Medicare Program, Title XVIII of the Social Security Act, 42 U.S.C.ss.ss.1395-1395ggg, and the Medicaid Program, Title XIX of the Social Security Act, 42 U.S.C.ss.ss.1396-1396v (collectively "the Medicare/Medicaid Programs").

         G. The Covered Conduct The United States False Claims Act Claims and the Relators' claims allege the following conduct (hereinafter referred to as the "Covered Conduct"):

                  1. Roberts. As alleged in the Roberts qui tam, for fraudulent claims to Medicare and Medicaid submitted during the years 1993 through 1996 by Living Centers of America, Inc., on behalf of the following skilled nursing facilities in the Dallas-Fort Worth area of Texas: Progressive Care Center, Pavilion Nursing Center, Gainesville Convalescent Center, Care Inn of Sanger and Care Inn of Abilene. These claims were false in that Medicare and Medicaid were billed for respiratory therapy supplies and services which were not medically necessary;

                  2. Rutledge. As alleged in the Rutledge qui tam, for fraudulent claims to Medicare and Medicaid submitted by Debtors during the years 1992 through 1999 which were false in that claims were submitted for Medicare and Medicaid services provided to patients when nursing facilities and/or skilled nursing facilities owned and operated by the Debtors were not in compliance with applicable federal and state regulations concerning the training and certification of nurse aides employed at the nursing facilities and/or skilled nursing facilities;

                  3. Rivera. As alleged in the Rivera qui tam, for maintaining false or fraudulent documentation of respiratory care services and for fraudulent claims to Medicare and Medicaid submitted by MHG during the years 1992 through 1999 which were false in that Medicare and Medicaid were over-billed for respiratory therapy services provided by Restore Respiratory Care, Inc;

                  4. Carroll. As alleged in the Carroll qui tam, for fraudulent claims to Medicare and Medicaid submitted by Living Centers of America, Inc. and Brian Centers Corp. during the years 1992 through 1999 which were false in that
(1) Medicare and Medicaid were billed for medical supplies known as incontinent kits which were not medically unnecessary; (2) some items in the incontinent kits were not charged to the purchaser of the kit, and under the circumstances, this constituted an illegal kickback, and; (3) Living Centers of America, Inc. and

Brian Centers Corp. automatically waived the patient's co-insurance payment for Medicare claims for supplies;

                  5. Nelius. As alleged in the Nelius qui tam, for maintaining false or fraudulent documentation and for fraudulent claims to Medicare and Medicaid submitted by all of the Debtors' skilled nursing facilities from 1995 through 1999 which were false in that nurse and other nursing facility staff time was improperly allocated to Medicare cost centers when in fact the time so allocated was spent caring for non-Medicare or non-Medicaid patients. In addition, for fraudulent claims to Medicare and Medicaid submitted by all of the Debtors' skilled nursing facilities from 1995 through 1999 which were false in that (1) claims were submitted for Medicare and Medicaid skilled nursing services that were unnecessary, improper or incompletely performed, and fraudulent or false charts were maintained to support the cost of these services; (2) skilled nursing facilities were chronically understaffed resulting in sub-standard quality of care; (3) Medicare patients at skilled nursing facilities were improperly and unnecessarily provided physical and occupational therapy; (4) prescription drugs were inappropriately prescribed and billed to Medicare for patients at skilled nursing facilities; and (5) patients were unnecessarily referred to acute care hospitals in order to qualify them for Medicare extended care benefits;

                  6. Powell. As alleged in the Powell qui tam, for fraudulent claims to Medicare and Medicaid submitted by Paragon Health Network, Inc., d/b/a Fairview Nursing Home, in Leeds, Alabama, and Rehability Hospital Services, Inc., between February and May 1997, which were false in that they (1) represented that services had been provided to Medicare and Medicaid beneficiaries, when in fact such services had not been rendered; (2) were for services which were not medically necessary, and; (3) were for therapy equipment that was improperly billed to Medicare Part A;

                  7. Weatherford. As alleged in the Weatherford qui tam, for fraudulent claims for reimbursement made on Medicare and Medicaid cost reports submitted for cost report years ending between 1992 and 1996 on behalf of Summit Institute of Pulmonary Medicine by Forum Health Investors, Inc., which falsely represented that payments of principal and interest had been made on a promissory note to American Medical International, Inc., when in fact no such payments were made;

                  8. Cambridge East, Sunny Hill and Catonsville. As discovered during other ongoing investigations conducted by the Department of Justice or HHS-OIG, for fraudulent claims submitted to Medicare and Medicaid by the Debtors' Cambridge East, Sunny Hill, and Catonsville skilled nursing facilities from 1997 until 2001, which were false in that they billed for services which were not rendered, or were deficient, inadequate, substandard, and were of a quality which failed to meet professionally recognized standards of healthcare; and

                  9. Rehabilitation Therapy. As discovered during other ongoing investigations conducted by the Department of Justice or OIG-HHS, for fraudulent claims to Medicare and Medicaid submitted by Debtors' Rehability subsidiary between 1996 and 1998, which were false in that they (1) were for services which were not medically necessary, and; (2) were for bad debts which were improperly claimed on cost reports filed by the Debtors' Rehability subsidiary from 1996 until 2000.

         H. Agreement Not an Admission. This Agreement does not constitute evidence or an admission by the Parties of any liability or wrongful conduct with respect to the Covered

Conduct, the allegations in the Qui Tam Actions and in the United States Claims, or any issue of law or fact. The Debtors deny the allegations of the United States as set forth in paragraph II.G., specifically including, without limitation, all of the allegations set out in the Qui Tam Actions identified in paragraphs II.G.1. through II.G.7.

         I. Corporate Integrity Agreement. The Debtors and OIG-HHS have executed a separate Corporate Integrity Agreement ("CIA"), which is incorporated herein by reference as Exhibit F.

         J Effective Date. The Parties agree that, except for the provisions of III.X., which shall become effective immediately upon execution by all of the Parties of this Agreement, the effectiveness of this Agreement will require the approval of the Bankruptcy Court. The date upon which the Bankruptcy Court enters an order approving this Agreement, including the CIA, shall constitute the effective date ("Effective Date") of this Agreement.

         To avoid the delay, uncertainty, inconvenience, and expense of protracted litigation of the claims set forth above, the Parties hereby reach a full and final settlement of the respective claims pursuant to the Terms and Conditions set forth below.

                            III. TERMS AND CONDITIONS

         NOW, THEREFORE, in reliance upon the representations contained herein, in consideration of the mutual promises, covenants, and obligations set forth below, and for good and valuable consideration as stated herein, the Parties agree as follows:

         A. Bankruptcy Treatment of Medicare Provider Agreements.

                  1. Assumed Agreements. Upon the Effective Date, Debtors shall assume the Medicare provider agreements of the facilities specified in Exhibit
A. With the consent of the United States, Debtors have already assumed the provider agreements for the facilities specified in Exhibit B.

                  2. Rejected Agreements. Upon the Effective Date, the Debtors will reject the Medicare provider agreements for the facilities specified in Exhibit C. The Debtors covenant not to acquire or contract to acquire the Medicare providers associated with these rejected provider agreements for a period of two (2) years after the Effective Date.

                  3. Suppliers. The suppliers listed on Exhibit D shall neither assume nor reject any agreement with CMS.

                  4. Scope. This Agreement, including but not limited to the releases and reservations herein, shall apply equally to all facilities on Exhibits A, B, C and D, except where otherwise specified.

         B. Treatment of CMS Claims.

                  1. Cure of Defaults in Provider Agreements

                           a. CMS Offset. The Debtors agree that CMS may apply
any claim which the Debtors release against CMS in this Agreement (including but not limited to pre-petition underpayments, amounts due under the Prudent Buyer Settlement (Exhibit E), except as specified in paragraph III.B.2.b., below, and administrative appeal claims) against any CMS Claim, even if the claims are not mutual as required by 11 U.S.C. ss. 553.

                           b. Net Amount Due to Debtors. CMS and Debtors agree,
for settlement purposes only, that CMS owes Debtors $29,290,363.00 net for pre-petition cost periods, after completing all offsets permitted by paragraph III.B.1.a., above. Such agreement may not be used against the United States or the Debtors for any other purpose or in any other litigation or forum.

                  2. Mutual Release.

                           a. Scope of Release. Debtors and the United States
(on behalf of CMS) mutually release each other from all claims and causes of action in connection with services rendered to beneficiaries under Medicare for all fiscal periods, including partial fiscal periods, ending on or before the Petition Date or products supplied to beneficiaries before the Petition Date; provided, however, that the Debtors reserve as against CMS the right to collect $29,390,363 from such claims and causes of action, which CMS shall distribute as set forth in paragraphs III.C.1 and III.H.

                           b. Release of Debtors' Claims Under Prudent Buyer
Settlement. The Debtors also release all claims and causes of action arising under the Prudent Buyer Settlement (Exhibit E), for all fiscal periods, whether pre-petition or post-petition, except as set forth in this paragraph III.B.2.b. For purposes of determining the Debtors' skilled nursing facility prospective payment system ("PPS") rates for cost reporting periods ending 12/31/2001 and thereafter, the Debtors' Medicare allowable fiscal year 1995 costs shall be deemed to include all costs previously removed through prudent buyer disallowances, as set forth in Exhibit E. Thus, the Debtors' PPS rates, for cost reporting periods ending 12/31/2001 and thereafter, shall be computed as set forth in Exhibit E, as if all prudent buyer disallowances of speech therapy and occupational therapy costs for fiscal year 1995 were reversed in their entirety.

                  3. Treatment of CMS Overpayment Claims.

                           a. Closure of Pre-petition Cost Years. All Medicare
fiscal years ending before the Petition Date shall be closed with no further audit, appeal or reopening (except as otherwise provided in III.B.3.d., below). The Debtors shall, however, file all cost reports required under Medicare, including for periods administratively closed pursuant to this Agreement.

                           b. Treatment of Cost Years that Span the Petition
Date. With respect to fiscal periods which span the Petition Date, the CMS Overpayment Claim shall be determined by pro-rating the total overpayment (determined via final settlement by a Medicare fiscal intermediary) according to the number of days in the fiscal year occurring before and after the Petition Date. The pre-petition portion is a CMS Overpayment Claim and shall be cured and released pursuant to this Agreement and shall not be subject to audit, appeal or reopening (except as provided in III.B.3.d., below).

                           c. Overpayments Arising After the Petition Date.
Debtors and CMS (except as specified in III.B.2.b., above) remain liable for any claims arising after the Petition Date (including the pro-rated post-petition amount of a fiscal period which spans the Petition Date) and reserve any rights (whether of appeal or otherwise) and defenses with respect thereto. The Debtors shall be entitled to seek reimbursement for the costs of preparing, submitting and processing their Medicare cost reports described in this section in accordance with applicable statutes and regulations.

                           d. Reopening. CMS shall be entitled to reopen the
Debtors' Medicare cost reports for fiscal periods ending prior to the Petition Date solely for the purpose of complying with any Act of Congress requiring CMS to rely upon settled cost reports for these years as a basis for adjusting federal payment rates to providers participating in Medicare; provided, however, that neither CMS nor the debtors shall use such adjustments to seek any further payments for periods prior to the Petition Date, and the CMS shall only use such adjustments to adjust payment rates to the Debtors for post-petition fiscal periods (including partial periods) as part of adjustments in federal payment rates applicable to all similarly situated providers participating in Medicare.

                  4. Treatment of CMS CMP Claims.

                           a. Preservation of Findings Relating to Quality of
Care. With respect to CMS CMP Claims which accrue in full before the Petition Date, Debtors shall remain bound by any findings on a HCFA Form 2567, Statement of Deficiencies (or successor form) relating to such claims (except as provided for in any prior settlement agreement entered into by CMS and the Debtors on such findings).

                           b. Accrual of CMPs. For the purposes of this
Agreement, a CMP accrues on the date that a per instance violation occurs or, in the case of a per diem penalty, on each day that the facility is not in substantial compliance. Thus, for a per diem CMP that spans the Petition Date, the per diem penalty multiplied by the number of days out of compliance occurring before the Petition Date shall be treated as a pre-petition penalty (and is therefore a CMS CMP Claim), and the per diem penalty multiplied by the number of days out of compliance occurring on or after the Petition Date shall be treated as a post-petition penalty (and is therefore not a CMS CMP claim).

                           c. Treatment of Post-petition CMPs. The Debtors shall
remain obligated to CMS, and shall not be released from or receive a discharge for, any CMP accruing in whole or in part after the Petition Date (except as provided for in paragraph III.B.4.d.). Debtors and CMS reserve any rights (whether of appeal or otherwise) and defenses with respect thereto.

                           d. Treatment of CMPs That Span the Petition Date.
With respect to

CMPs which span the Petition Date, the Debtors remain liable for the post-petition portion of such CMPs, and the pre-petition portion is released pursuant to paragraph III.B.2.a.

                  5. Dismissal of Appeals. Within thirty (30) days following the Effective Date, the Debtors shall request dismissal with prejudice or withdraw with prejudice all challenges and appeals, in any fora, relating to the CMS Claims and claims under the Prudent Buyer Settlement released in this Agreement; provided, however, that Debtors may appeal CMS Claims which span the Petition Date; provided, further, however, that Debtors shall be entitled collect or reduce only the post-petition portion of such an appealed claim if their appeal succeeds. This Agreement shall not limit Debtors' right to pursue a timely and properly filed appeal or to challenge any overpayment arising or CMP accruing after the Petition Date.

                  6. Collection of Post-petition CMS Claims CMS reserves the right to collect post-petition overpayments and CMPs in accordance with applicable non-bankruptcy law, including but not limited to the rights to recoup or offset such claims, which rights shall not be impaired or affected by Debtors' Plan of Reorganization in the chapter 11 cases (the "Plan"). CMS's post-petition claims which accrue and are due prior to the Confirmation Date, and would otherwise be payable at that time had the Debtors not filed their chapter 11 cases, shall be paid as administrative expense claims in Debtors' chapter 11 cases; provided, however, that CMS may collect in accordance with applicable non-bankruptcy law any accrued post-petition CMP or post-petition overpayment that is not paid by the Effective Date of the Plan.

                  7. Claims under Rejected Provider Agreements. CMS's offset rights as set forth in paragraph III.B.1.a. shall constitute the sole recovery under the Plan for the CMS Claims relating to the rejected provider agreements; all pre-petition claims relating to the rejected providers are mutually released herein, as set forth in paragraph III.B.2.a.

                  8. Claims Relating to Suppliers. CMS's offset rights as set forth in paragraph III.B.1.a. shall constitute the sole recovery under the Plan for the CMS Claims relating to the suppliers; all pre-petition claims relating to the suppliers are mutually released herein, as set forth in paragraph III.B.2.a.

                  9. Corporate Reorganization. CMS shall process in accordance with applicable Medicare law and procedure any change of ownership applications in connection with the transfer of any Medicare provider between the Debtors' legal entities under the Plan or any change of ownership as a result of a change of control of the Debtors under any such Plan. Terminating and short cost reports shall not be required on changes of ownership pursuant to this Paragraph which take place within twenty-four (24) months of the effective date of the Plan.

         C. United States False Claims Act Claims.

                  1. False Claims Act Payment. In consideration of the United States' release of the False Claims Act Claims in III.C.3., below, Debtors' agree that $26,290,363.00 of the claims it reserved as against CMS (as specified in paragraph III.B.2.a., above) shall be transferred by CMS to the Department of Justice on the Debtors' behalf (the "False Claims Act Payment"). Debtors' waive all further rights to this sum.

                  2. Release of Debtors' Claims Against the United States Relating to the False Claims Act. In further consideration of the releases set forth in paragraph III.C.3., below, the Debtors release the United States and each of its agencies, officers, agents, employees and contractors from all claims and causes of action (including attorneys fees, costs and expenses), adjustments, and set-offs of any kind relating to the Covered Conduct, including the investigation of the Covered Conduct, as of the Effective Date.

                  3. Release of United States False Claims Act Claims Against the Debtors. In consideration of the False Claims Act Payment and the release in paragraph III.C.2., above, and subject to the exceptions set forth in paragraph III.C.5., below, the United States, on behalf of itself, its officers, agents, agencies and departments, agrees to release the Debtors from any civil or administrative monetary claim the United States has or may have for the Covered Conduct under the False Claims Act, 31 U.S.C. SS.SS. 3729-3733; the Civil Monetary Penalties Law, 42 U.S.C. ss. 1320a-7a (not including CMPs imposed by CMS pursuant to 42 U.S.C. ss.ss. 1395i-3(H)(2)(B)(ii) or 1396r(h)(2)(A)(ii));
the Program Fraud Civil Remedies Act, 31 U.S.C. ss.ss. 3801-3812; or the common law doctrines of payment by mistake, unjust enrichment, breach of contract and fraud.

                  4. Dismissal of Qui Tam Actions. With respect to the Qui Tam Actions, the United States agrees:

                           a. to move to dismiss as against the Debtors with
prejudice to the United States for the Covered Conduct; and

                           b. to move to dismiss with prejudice as to the
Relators for any and all claims in their entirety against any and all of the Debtors. Such motions shall be made within thirty (30) days after the Effective Date.

                  5. Reservations. Notwithstanding any term of this Agreement, specifically reserved and excluded from the scope and terms of this Agreement as to any entity or person, are any and all of the following:

                           a. Any civil, criminal or administrative claims
arising under Title 26,

U.S. Code (Internal Revenue Code);

                           b. Any criminal liability;

                           c. Except as explicitly stated in this Agreement, any
administrative liability, including mandatory exclusion from Federal Health Care Programs (as defined in 42 U.S.C.ss. 1320a-7b(f));

                           d. Any liability to the United States (or its
agencies) for any conduct other than the Covered Conduct, except as expressly provided in paragraph III.B. and III.D. of this Agreement;

                           e. Any claims based upon such obligations as are
created by this Agreement or by the CIA;

                           f. Any express or implied warranty claims or other
claims for defective or deficient products or services, including quality of goods and services, provided by the Debtors except as expressly set forth in the Covered Conduct;

                           g. Any claims for personal injury or property damage
or for other consequential damages arising from the Covered Conduct;

                           h. Any claims based on a failure to deliver items or
services due, except as expressly set forth in the Covered Conduct; and

                           i. Any claims against any individuals, including
directors, officers and employees, except as otherwise provided in paragraph III.E. below.

         D. OIG Permissive Exclusion Release. OIG-HHS agrees to refrain from instituting, directing or maintaining any administrative claim or action seeking exclusion from Medicare/Medicaid or other Federal Health Care Programs (as defined in 42 U.S.C. ss. 1320a-

7b(f)) against the Debtors under 42 U.S.C. ss. 1320a-7a (Civil Monetary Penalties Law, except for CMPs imposed by CMS pursuant to 42 U.S.C. ss.ss. 1395i-3(H)(2)(B)(ii) or 1396r(h)(2)(A)(ii)), or 42 U.S.C. ss. 1320a-7(b)
(permissive exclusion), for the Covered Conduct, as of the Effective Date. The Debtors acknowledge and agree that OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude the Debtors from Medicare/Medicaid or other Federal Health Care Programs (as defined in 42 U.S.C. ss. 1320a-7b(f)) under 42 U.S.C. Section 1320a-7(a) (mandatory exclusion) based on the Covered Conduct. Nothing in this Paragraph precludes OIG-HHS from taking action against entities or persons, or for conduct and practices, for which civil claims have been reserved in Paragraph III.C.5., above.

         E. Release By The Relators as to Debtors. In consideration of the obligations of the Debtors set forth in this Agreement, the Relators for themselves and for their heirs, successors, attorneys, agents, and assigns agree to release the Debtors and each of their current and former officers, directors, employees, agents, shareholders and attorneys from any and all civil claims they have from the filing of the Qui Tam Actions, or could have advanced under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733, for expenses or attorneys' fees and costs under 31 U.S.C. ss. 3730(h), or under 31 U.S.C. ss. 3730(h) for employment decisions by Debtors and/or other statutory or common law doctrines of payment by mistake, unjust enrichment, breach of contract, fraud, or the like, and Relators covenant not to sue with respect to, and release, acquit, waive, and forever discharge Debtors, their current and former officers and directors, employees, agents, attorneys and shareholders from any and all rights, claims, expenses, debts, liabilities, demands, obligations, costs, damages, injuries, actions and causes of action of every nature, whether known or unknown, suspected or unsuspected, in law or in equity, including those for attorneys' fees and costs arising prior to the effective date of the Plan.

         Within 30 days of the Effective Date, Relators, with respect to any state false claims act claim, shall dismiss with prejudice as to Debtors, their current and former officers, directors, employees, agents, attorneys and shareholders, any and all claims that Relators have filed in any state or federal court, and, as necessary, obtain such approval of any state authorities to do so.

         Relators agree that upon Bankruptcy Court approval of this settlement, any and all proofs of claim filed by Relators shall be deemed withdrawn, with prejudice (except proofs of claim for attorney's fees and costs arising under 31 U.S.C. ss. 3730(d)(1)), and that Relators shall file no other or further proofs of claim against any of the Debtors. To effectuate the foregoing, Relators shall execute and deliver to the Debtors a Withdrawal of Claim in the form attached hereto as Exhibit G.

         The Relators also agree to accept the terms and conditions of this Agreement as set forth in paragraph III.A. through III.X., including the amount of the False Claims Act Payment (defined in paragraph III.C.1., above), as being a fair, adequate and reasonable compromise of the United States False Claims Act Claims pursuant to 31 U.S.C. ss. 3730, and as a full and final settlement of any and all claims they may have or could have advanced against the Debtors. Payment of reasonable attorneys fees and costs, as provided for by 31 U.S.C. ss. 3730(d)(1), is not included in this Agreement, but will be the subject of separate agreements to be reached between the Debtors and some or all of the Relators, or resolved in separate proceedings and the Debtors reserve all of their rights and defenses with respect thereto.

         F. Release of Beneficiaries and Authorized Representatives. The Debtors will not seek payment for any of the Medicare/Medicaid claims released by this Agreement from any Medicare or Medicaid beneficiaries or their authorized representatives. The Debtors waive any causes of action against these beneficiaries or their authorized representatives based on the claims released under this Agreement.

         G. Waiver of Certain Defenses. The Debtors waive and will not assert any defenses they may have to any criminal prosecution or administrative action relating to the United States Claims, to the extent such defenses are based in whole or in part on a contention that, under the Double Jeopardy Clause in the Fifth Amendment of the Constitution, or under the Excessive Fines Clause in the Eighth Amendment of the Constitution, this Agreement bars a remedy sought in any such criminal prosecution or administrative action. The Debtors agree that this Agreement is not punitive in purpose or effect. Nothing in this paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of this Agreement for purposes of the Internal Revenue Laws, Title 26 of the United States Code.

         H. Payment By CMS. CMS will pay the Debtors $3 million by electronic funds transfer in accordance with payment instructions provided by the Debtors within sixty (60) days following the Effective Date, which represents the difference between the $29,290,363 which CMS has agreed, for purposes of settlement, is due to the Debtors for the cost periods released and resolved herein (see paragraph III.B.1.b.), and the $26,290,363 which is the False Claims Act Payment (see paragraph III.C.1.).

         I. Unallowable Costs Defined. The Debtors acknowledge and agree that all costs (as defined in the Federal Acquisition Regulations ("FAR") 48 C.F.R.ss.31.205-47 and in Titles

XVIII and XIX of the Social Security Act, 42 U.S.C.ss.ss.1395-1395ggg and 1396-1396v, and the regulations promulgated thereunder) incurred by or on behalf of the Debtors, their present or former officers, directors, employees, shareholders, and agents in connection with:

                  1. The matters covered by this Agreement, including, the costs of negotiation of the CIA;

                  2. The United States' audit(s) and any civil and criminal investigation(s) of the matters covered by this Agreement;

                  3. The investigation, defense, and corrective actions undertaken in response to the United States' audit(s) and any civil or criminal investigation(s) in connection with the matters covered by this Agreement (including attorney's fees);

                  4. Obligations undertaken pursuant to the CIA to: (i) retain an independent review organization to perform annual reviews as described in
Section III.D.2. of the CIA; (ii) retain and pay expenses and fees for the third party monitor pursuant to Section III.D.1. of the CIA; and (iii) prepare and submit reports to the OIG;

                  5. The negotiation and implementation of this Agreement; and

                  6. Any payments that the Debtors may make to Relators' attorneys; are unallowable costs on Government contracts and under the Medicare Program, Medicaid Program, TRICARE Program, and Federal Employees Health Benefits Program ("FEHBP") (collectively, the "Unallowable Costs"). The Debtors shall separately determine and account for these Unallowable Costs in a nonreimbursable cost center and shall neither charge such costs, directly, or indirectly, to any contracts with the United States or any state Medicaid program, nor seek payment for such Unallowable Costs through any cost report, cost statement, information statement, or payment request submitted by the Debtors that includes postpetition periods to the Medicare, Medicaid, TRICARE, or FEHBP Programs (collectively, the "Post-petition Cost Reports"). Nothing in this paragraph I affects the allowability of costs not expressly enumerated herein.

         J. Unallowable Costs in Post-petition Cost Reports. The Debtors further agree that within sixty days (60) of the Effective Date, the Debtors shall identify to applicable Medicare fiscal intermediaries, carriers and/or contractors, and Medicaid fiscal agents, any Unallowable Costs included in the Post-petition Cost Reports, and will request, and agree, that the Post-petition Cost Reports, even if already settled, be adjusted to account for the effect of the inclusion of the Unallowable Costs. The Debtors agree that the United States will be entitled to recoup any overpayment as the result of the inclusion of such Unallowable Costs on the Post-petition Cost Reports. Any payment due as a result of the adjustments, after the adjustments have been made, shall be paid to the United States pursuant to the direction of the Department of Justice, and/or the affected agencies. The United States reserves its rights to disagree with any of the Debtors' calculations submitted on the effect of inclusion of Unallowable Costs on the Post-petition Cost Reports.

         K. No Third Party Beneficiaries. This Agreement is intended to be for the benefit of the Parties and by this instrument the Parties do not release any claims against any other person or entity.

         L. Allowance of Proofs of Claim. As of the Effective Date, all of the United States Proofs of Claim shall be deemed to have been allowed and satisfied via the mutual consideration and covenants set forth in this Agreement.

         M. Cooperation. The Debtors shall cooperate fully and truthfully with the United States' investigation of individuals and entities not specifically released by the United States pursuant to this Agreement. In this regard, upon reasonable notice, the Debtors will make reasonable efforts to identify, facilitate access to, and encourage the cooperation of, their directors, officers, employees, and other witnesses for interviews and testimony, consistent with the rights and privileges of such individuals, and will make available to the United States, upon reasonable requests, all nonprivileged documents and records in its possession, custody or control relating to the United States Claims.

         N. Fairness of Agreement. Pursuant to Bankruptcy Rule 9019, and any applicable federal, non-bankruptcy and state law, including, but not limited to 31 U.S.C. ss. 3730(c)(2)(B), this Agreement constitutes a good faith compromise and full and final monetary settlement of the United States Claims, which compromise and settlement is in the best interests of the Debtors, and this Agreement and each enumerated settlement amount are fair, adequate and reasonable under the circumstances.

         O. Defense of Agreement. Should this Agreement be challenged by any Relator, the United States and the Debtors agree that they will take all reasonable and necessary steps to resolve the challenge in a manner consistent with this Agreement.

         P. Each Party to Bear Its Own Costs. The United States and the Debtors will each bear their own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement. Payment of reasonable Relators' attorneys fees and costs by the Debtors, as provided for by 31 U.S.C. ss. 3730(d)(1), is not included in this Agreement, and may be the subject of separate agreements between the Debtors and some or all of the Relators.

         Q. Federal Law Governs. This Agreement is governed by the laws of the United States. The Parties agree that, except as specified below, the exclusive jurisdiction and venue for any dispute regarding interpretation or enforcement of this agreement arising between and among the Parties under this Agreement will be the United States Bankruptcy Court for the District of Delaware. The Parties further agree that the jurisdiction and venue for any dispute arising as to any of the Qui Tam actions under the FCA may also be in an appropriate United States District Court or, if applicable, another Federal Court of competent jurisdiction. Disputes arising under the CIA shall be resolved exclusively under the dispute resolution provision in the CIA.

         R. No Amendment Except in Writing. This Agreement may not be amended except by written consent of the Parties, provided, however, that only the Debtors and OIG-HHS must agree in writing to any modification of the CIA.

         S. Qui Tam Actions Treated as Unsecured Claims If Not Dismissed. In the event that any of the Qui Tam Actions is not dismissed with prejudice against the Debtors by the Relators, and with prejudice against the United States, by a final order of a United States District Court, the United States acknowledges that any claim asserted or judgment obtained by a Relator in such action shall be treated as a non-priority, prepetition general unsecured claim under the Plan. The subsequent resolution of any such Qui Tam Action not dismissed with prejudice against the United States shall have no effect on the obligations of the debtor hereunder.

         T. Incorporation of Prior Stipulations and Orders. The stipulation between the United States and Debtors approved by the Bankruptcy Court on January 18, 2000, and the stipulations and/or orders permitting the assumption of Medicare provider agreements for the facilities listed on Exhibit C, are hereby incorporated by reference; provided, however, that to the extent that such stipulations and/or orders are inconsistent with this Agreement, this Agreement shall supersede them and shall govern the rights of the United States and the Debtors, and without limiting the foregoing, nothing contained in any such stipulation or order shall limit or otherwise modify the scope of any of the releases provided in this Agreement.

         U. Authority to Execute. The undersigned individuals signing this Agreement on behalf of the Debtors represent and warrant that they are authorized by the Debtors to execute this Agreement. The undersigned United States signatories represent that they are signing this Agreement in their official capacities and that they are authorized to execute this Agreement.

         V. Execution in Counterparts. This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same agreement.

         W. Binding on Successors. This Agreement is binding on, and shall inure to the benefit of, those who succeed the Debtors or take transfer of or accept assignment of the Debtors' rights on or after the Effective Date.

         X. Approval by the Bankruptcy Court. The Parties shall cooperate in seeking the approval of this Agreement by the Bankruptcy Court.

         Y. Discharge. Nothing contained in this Agreement shall be deemed to limit or modify the Debtors' right to a discharge or the scope and effect of the discharge under the Plan; provided, however, that the discharge shall not apply to the obligations which the Debtors have undertaken under this Agreement, and the Plan shall not release any individuals for any liability relating to the Covered Conduct.

                          THE UNITED STATES OF AMERICA



                                       ROBERT D. McCALLUM, JR.
                                       Acting Assistant Attorney General

                                       COLM F. CONNOLLY
                                       United States Attorney

                                       ELLEN W. SLIGHTS
                                       Assistant U.S. Attorney



DATED:                                 BY:
      --------------------------          --------------------------------------
                                          J. CHRISTOPHER KOHN
                                          JAMES G. BRUEN, JR.
                                          JEANNINE LESPERANCE
                                               Commercial Litigation Branch
                                               Civil Division
                                               United States Department of
                                               Justice
                                               Tel: (202) 616-2236
                                               Fax: (202) 514-9163



DATED:                                 BY:
      --------------------------          --------------------------------------
                                          LEWIS MORRIS
                                               Assistant Inspector General
                                               Office of Counsel to the
                                                 Inspector General
                                               Office of Inspector General
                                               United States Department of
                                                 Health and Human Services

                                     DEBTORS

DATED:                                 BY:
      --------------------------          --------------------------------------
                                          SUSAN THOMAS WHITTLE
                                          General Counsel and Executive Vice-
                                             President
                                          Mariner Post-Acute Network, Inc.
                                          Mariner Health Group, Inc.



DATED:                                 BY:
      --------------------------          --------------------------------------
                                          THOMAS C. FOX
                                          Reed Smith LLP
                                          Counsel for Mariner Post-Acute
                                             Network, Inc.
                                          Counsel for Mariner Health Group, Inc.



DATED:                                 BY:
      --------------------------          --------------------------------------
                                          SCOT T. HASSELMAN
                                          Reed Smith LLP
                                          Counsel for Mariner Post-Acute
                                             Network, Inc.
                                          Counsel for Mariner Health Group, Inc.

                                    RELATORS

                              LEWIS WESLEY ROBERTS

DATED:                                 By:
      --------------------------          --------------------------------------
                                          LEWIS WESLEY ROBERTS



DATED:                                 By:
      --------------------------          --------------------------------------
                                          Counsel for Lewis Wesley Roberts

         CINDY LEE ANDERSON RUTLEDGE AND PARTNERSHIP FOR FRAUD ANALYSIS

DATED:                                 By:
      --------------------------          --------------------------------------
                                          CINDY LEE ANDERSON
                                             RUTLEDGE

DATED:                                 By:
      --------------------------          --------------------------------------
                                          PARTNERSHIP FOR FRAUD
                                             ANALYSIS



DATED:                                 By:
      --------------------------          --------------------------------------
                                          Counsel for Cindy Lee Anderson
                                          Rutledge and Partnership for Fraud
                                          Analysis



DATED:                                 By:
      --------------------------          --------------------------------------
                                          Counsel for Cindy Lee Anderson
                                          Rutledge and Partnership for Fraud
                                          Analysis

                                  RAFAEL RIVERA



DATED:                                 By:
      --------------------------          --------------------------------------
                                          RAFAEL RIVERA



DATED:                                 By:
      --------------------------          --------------------------------------
                                          Counsel for Rafael Rivera

                                TERRI D. CARROLL

DATED:                                 By:
      --------------------------          --------------------------------------
                                          TERRI D. CARROLL



DATED:                                 By:
      --------------------------          --------------------------------------
                                          Counsel for Terri D. Carroll

                        EDVIN A. NELIUS ROSE MARIE DICKEY
                                 DEBORAH LOWMAN
                                 PATRICIA ROCHA
                                  HELEN SPENCE



DATED:                                 By:
      --------------------------          --------------------------------------
                                          EDVIN A. NELIUS



                                          --------------------------------------
                                          ROSE MARIE DICKEY



                                          --------------------------------------
                                          DEBORAH LOWMAN



                                          --------------------------------------
                                          PATRICIA ROCHA



                                          --------------------------------------
                                          HELEN SPENCE



DATED:                                 By:
      --------------------------          --------------------------------------
                                          Counsel for Edvin A. Nelius, Rose
                                          Marie Dickey, Deborah Lowman,
                                          Patricia Rocha and Helen Spence

                                 TERI S. POWELL



DATED:                                 By:
      --------------------------          --------------------------------------
                                          TERI S. POWELL



DATED:                                 By:
      --------------------------          --------------------------------------
                                          Counsel for Teri S. Powell

                             DEBORAH J. WEATHERFORD



DATED:                                 By:
      --------------------------          --------------------------------------
                                          DEBORAH J. WEATHERFORD



DATED:                                 By:
      --------------------------          --------------------------------------
                                          Counsel for Deborah J. Weatherford

EXHIBIT A
ASSUMED/RETAINED PROVIDERS

                                                                       Provider    Fiscal
      Mariner Subsidiary          Name of Provider             State    Number     Interm.
      ------------------          ----------------             -----   --------    -------
MPAN ASSUMED/RETAINED PROVIDERS:
Living Ctrs East Inc.          Montrose Bay HCC                 Alab.   01-5011      MofO
Living Ctrs East Inc.          Woodley Manor Nurs. H            Alab.   01-5037      MofO
Living Ctrs East Inc.          South Haven Manor NH             Alab.   01-5043      MofO
Living Ctrs East Inc.          Warren Manor Nurs. H             Alab.   01-5119      MofO
Living Ctrs East Inc.          Cedar Crest Nursing Home         Alab.   01-5228      MofO
Living Ctrs East Inc.          Fairview Nursing Home            Alab.   01-5303      MofO
Summit Hosp. of SE Ariz. Inc.  Summit Hosp. of SE Ariz.         Ariz.   03-2004      MofO
Summit Hosp. of SE Ariz. Inc.  Summit Hosp. of SE Ariz.         Ariz.   03-3031      MofO
GranCare of Northern Cal. Inc. Creekside HCC                    Cal.    05-5099     BC-CA
GranCare Inc.                  Driftwood HCC-Santa Cruz         Cal.    05-5109      MofO
AMS Properties Inc.            Flagship HCC                     Cal.    05-5121      MofO
GranCare Inc.                  Pine Crest                       Cal.    05-5130      MofO
GranCare Inc.                  Autumn Hills HCC                 Cal.    05-5288      MofO
GranCare Inc.                  Skyline HCC-San Jose             Cal.    05-5318      MofO
GranCare of Northern Cal. Inc. Hayward Conv. Hosp.              Cal.    05-5338      MofO
American-Cal Med. Serv. Inc.   Inglewood HCC                    Cal.    05-5526      MofO
American-Cal Med. Serv. Inc.   Santa Monica HCC                 Cal.    05-5540      MofO
GranCare of Northern Cal. Inc. Pine Ridge Care Ctr.             Cal.    05-5850      MofO
GranCare Inc.                  Verdugo Vista HCC                Cal.    05-5960      MofO
GranCare Inc.                  Parkview HCC                     Cal.    05-6052      MofO
GranCare Inc.                  Almaden H & R                    Cal.    05-6058      MofO
AMS Properties Inc.            Tarzana H&R                      Cal.    05-6124      MofO
HMI Conval. Care Inc.          Excell HCC                       Cal.    05-6170      MofO
GranCare Inc.                  Florin HCC                       Cal.    05-6177      MofO
AMS Properties Inc.            Palm Springs HCC                 Cal.    05-6229      MofO
GranCare of Northern Cal. Inc. Mission Carmichael               Cal.    05-6304   BC-CA,MofO
HostMasters Inc.               Vale HCC                         Cal.    05-6389      MofO
GranCare Inc.                  Fremont HCC                      Cal.    05-6422      MofO
GranCare Inc.                  Hayward Hills HCC                Cal.    05-6447      MofO
Living Ctrs Rocky Mtn Inc      Sierra Vista Nursing H           Col.    06-5165     TrailB
Living Ctrs Rocky Mtn Inc      Fort Collins HCC                 Col.    06-5166     TrailB
Living Ctrs Rocky Mtn Inc      Aspen Living Ctr                 Col.    06-5168     TrailB
Living Ctrs Rocky Mtn Inc      Belmont Lodge                    Col.    06-5169     TrailB
Living Ctrs Rocky Mtn Inc      Sunset Manor                     Col.    06-5170     TrailB
Living Ctrs Rocky Mtn Inc      Terrace Gardens HCC              Col.    06-5172     TrailB
Living Ctrs Rocky Mtn Inc      Sterling Living Ctr/Rose Arbor   Col.    06-5174     TrailB
Living Ctrs Rocky Mtn Inc      Cedarwood HCC                    Col.    06-5175     TrailB
GCI Camelia Care Ctr Inc       Camellia HCC                     Col.    06-5176     TrailB
Living Ctrs Rocky Mtn Inc      Alpine Living Center             Col.    06-5193     TrailB
Living Ctrs Rocky Mtn Inc      San Juan Living Ctr              Col.    06-5195     TrailB
Living Ctrs Rocky Mtn Inc      Cherry Park Progressive Care     Col.    06-5208     TrailB
Living Ctrs Rocky Mtn Inc      Centennial HCC                   Col.    06-5212     TrailB

Living Ctrs Rocky Mtn Inc           Kenton Manor                       Col.      06-5219       TrailB
Living Ctrs Rocky Mtn Inc           Spring Creek HCC                   Col.      06-5221       TrailB
Living Ctrs Rocky Mtn Inc           Boulder Manor/Liv. Ctr. Amer.      Col.      06-5222       TrailB
Living Ctrs Rocky Mtn Inc           Colonial Columns Nurs. Ctr         Col.      06-5225       TrailB
Living Ctrs Rocky Mtn Inc           Applewood Living Ctr               Col.      06-5226       TrailB
Living Ctrs Rocky Mtn Inc           Palisades Living Ctr               Col.      06-5228       TrailB
Living Ctrs Rocky Mtn Inc           Minnequa Medicenter                Col.      06-5229       TrailB
GCI Bella Vita Inc.                 Red Rocks HCC/Bella Vita           Col.      06-5230       TrailB
Living Ctrs Rocky Mtn Inc           Four Corners HCC                   Col.      06-5243       TrailB
Living Ctrs Rocky Mtn Inc           Yuma Life Care Ctr                 Col.      06-5263       TrailB
Living Ctrs Rocky Mtn Inc           Berthoud Living Ctr                Col.      06-5265       TrailB
Living Ctrs Rocky Mtn Inc           Valley View Manor                  Col.      06-5270       TrailB
Living Ctrs Rocky Mtn Inc           Windsor HCC                        Col.      06-5278       TrailB
Living Ctrs East Inc.               Boulevard Manor Nurs. Ctr          Fla.      10-5067        MofO
Living Ctrs East Inc.               Medicana Nurs. Ctr                 Fla.      10-5259        MofO
Brian Ctr Nurs. Cr Austell Inc      Brian Ctr Nurs. Care Austell       Geor.     11-5145       BC-NC
EH Acquisition Corp. III            Lafayette HC                       Geor.     11-5304        MofO
Brian Ctr Nurs. Cr Austell Inc      Brian Ctr Nurs. Care LaGrange      Geor.     11-5354       BC-NC
Brian Ctr Nurs. Cr Austell Inc      Brian Ctr Nurs. Cr Lumber City     Geor.     11-5404       BC-NC
Brian Ctr Nurs. Cr Austell Inc      Brian Ctr Nrs. Cr Jeffersonville   Geor.     11-5413       BC-NC
Brian Ctr Nurs. Cr Austell Inc      Brian Ctr of Thomasville           Geor.     11-5427       BC-NC
Brian Ctr Nurs. Cr Austell Inc      Brian Ctr Nurs. Care Canton        Geor.     11-5508       BC-NC
Brian Ctr Nurs. Cr Pdr Spgs Inc     Brian Ctr Nrs. Cr Powder Spgs      Geor.     11-5538       BC-NC
Living Ctrs - Southeast Inc.        Brian Ctr. Nrs. Cr St. Simons      Geor.     11-5582       BC-NC
Evergreen HC Ltd LP                 Litchfield HCC                     Illinois  14-5276      Astar-KY
Evergreen HC Ltd LP                 LaSalle HCC                        Illinois  14-5394      Astar-KY
National Heritage Realty Inc.       Montebello HCC                     Illinois  14-5471      Astar-KY
EH Acquisition Corp.                Odin HCC                           Illinois  14-5649      Astar-IL
EH Acquisition Corp. III            Flora HCC                          Illinois  14-5692      Astar-IL
EH Acquisition Corp. III            Parkway HCC                        Illinois  14-5693      Astar-IL
EH Acquisition Corp. III            Dixon HCC                          Illinois  14-5747      Astar-KY
                                    Southwest Medical Ctr              Louis.    19-0189        MofO
                                    Summit Inst. of Pulmonary Med.     Louis.    19-2006        MofO
                                    Summit Inst of SouthWest LA        LA        19-2013      Trispan
Living Ctrs East Inc.               Waldon HCC                         Louis.    19-5203        MofO
Living Ctrs East Inc.               Jefferson HCC                      Louis.    19-5272        MofO
Living Ctrs East Inc.               Metairie HCC                       Louis.    19-5278        MofO
PHCMI/Cambridge East Inc.           Cambridge East HCC                 Mich.     23-5187        UGS
PHCMI/Cambridge North Inc.          Cambridge North HCC                Mich.     23-5214        UGS
PHCMI/Cambridge South Inc.          Cambridge South HCC                Mich.     23-5251        UGS
PHCMI/Nightingale E. N.C. Inc.      Nightingale HCC                    Mich.     23-5259        UGS
PHCMI/Crestmont HC Inc.             Crestmont HCC                      Mich.     23-5348        UGS
PHCMI/Heritage Nurs. H Inc.         Heritage Manor HCC                 Mich.     23-5363        UGS
PHCMI/Clintonaire Nurs. H. Inc.     Clinton-Aire HCC                   Mich.     23-5405        UGS
PHCMI/Cambridge Bedford Inc.        Bedford Villa HCC                  Mich.     23-5497        UGS
National Heritage Realty Inc.       Yazoo City H & R Ctr               Missi.    25-5146      TriSpan
National Heritage Realty Inc.       Clinton H & R Ctr                  Missi.    25-5148      TriSpan
National Heritage Realty Inc.       Greenwood H & R Ctr                Missi.    25-5154      TriSpan
National Heritage Realty Inc.       Grenada H & R Ctr                  Missi.    25-5156      TriSpan

Living Ctrs East Inc.               Country Brook Living Ctr           Missi.    25-5162      TriSpan
National Heritage Realty Inc.       Indianola H & R Ctr                Missi.    25-5185      TriSpan
National Heritage Realty Inc.       Trace Haven HCC                    Missi.    25-5226      TriSpan
National Heritage Realty Inc.       Columbia H & R Ctr                 Missi.    25-5227      TriSpan
National Heritage Realty Inc.       Boliver H & Rehab Ctr              Missi.    25-5228      TriSpan
National Heritage Realty Inc.       Holly Springs H & R Ctr            Missi.    25-5229      TriSpan
National Heritage Realty Inc.       Heritage HCC - Corinth             Missi.    25-5232      TriSpan
Living Ctrs Rocky Mtn Inc           Arbor Manor                        Neb.      28-5103       TrailB
Living Ctrs Rocky Mtn Inc           Pierce Manor                       Neb.      28-5139        MofO
Living Ctrs Rocky Mtn Inc           Pawnee Manor                       Neb.      28-5157        MofO
Living Ctrs Rocky Mtn Inc           West Point Living Ctr              Neb.      28-5158        MofO
Living Ctrs Rocky Mtn Inc           Haven Home                         Neb.      28-5166        MofO
Living Ctrs Rocky Mtn Inc           Crete Manor                        Neb.      28-5170        MofO
Living Ctrs Southeast Inc           Brian Ctr Nurs. Care Lexington     No. C.    34-5011A      BC-NC
Brian Ctr. Nrs. Care Hickory Inc    Brian Ctr Ns. Hickory Viewmont     No. C.    34-5080       BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Salisbury          No. C.    34-5115A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Stateville         No. C.    34-5128A      BC-NC
AMS Properties Inc.                 Brian Ctr H&R - Winston-Salem      No. C.    34-5149A      BC-NC
Brian Ctr. of Asheboro Inc.         Brian Ctr H&R - Asheboro           No. C.    34-5155       BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Gastonia           No. C.    34-5169A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Mooresville        No. C.    34-5179A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Brevard            No. C.    34-5208A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Weaverville        No. C.    34-5221A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Hickory East       No. C.    34-5232A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Eden               No. C.    34-5241A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Charlotte          No. C.    34-5243A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Lincolnton         No. C.    34-5250A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Hertford           No. C.    34-5262A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr Nurs. Yanceyville        No. C.    34-5265A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Spruce Pine        No. C.    34-5270A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr Nurs. Care Shamrock      No. C.    34-5304A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Hendersonville     No. C.    34-5312A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Clayton            No. C.    34-5317A      BC-NC
Brian Ctr. H&R Wallace Inc.         Brian Ctr H&R - Wallace            No. C.    34-5323       BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Wilson             No. C.    34-5332       BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Windsor            No. C.    34-5339A      BC-NC
Living Ctrs Southeast Inc           Maple Leaf Health Care             No. C.    34-5340A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Goldsboro          No. C.    34-5343B      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Monroe             No. C.    34-5345A      BC-NC
AMS Properties Inc.                 Brian Ctr H&R - Cabarrus           No. C.    34-5362A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Durham             No. C.    34-5408A      BC-NC
Living Ctrs Southeast Inc           Brian Ctr H&R - Waynesville        No. C.    34-5411       BC-NC
GCI Faith Nurs. Home Inc.           Faith HCC                          So. C.    42-5009      Palmetto
                                    Brian Ctr of Central Columbia      So. C.    42-5013       BC-NC
GCI Jolley Acres Inc.               Jolley Acres HCC                   So. C.    42-5055    Palmetto,MO
GranCare South Carolina Inc.        Brookview HCC                      So. C.    42-5062      Palmetto
GranCare South Carolina Inc.        St. George HCC                     So. C.    42-5143      Palmetto
GranCare Inc. Village Green Inc     Lake City-Scranton HCC             So. C.    42-5149      Palmetto
GranCare South Carolina Inc.        Oakbrook HCC                       So. C.    42-5156      Palmetto

GCI Springdale Village Inc.         Springdale Village HCC             So. C.    42-5169      Palmetto
GCI Prince George Inc.              Prince George HCC                  So. C.    42-5295      Palmetto
GranCare South Carolina Inc.        Hallmark HCC                       So. C.    42-5326      Palmetto
National Heritage Realty Inc.       Collierville H& R Ctr              Tenn.     44-5282     Riverbend
National Heritage Realty Inc.       High Pointe H & R Ctr              Tenn.     44-5283     Riverbend
Cornerstone H Mngt Co               Specialty Hosp. of Houston         Tex.      45-2032        MofO
                                    Specialty Hosp. of Austin          Tex.      45-2034        MofO
                                    Summit Hosp. of Austin             Tex.      45-2053        MofO
                                    Summit Hosp. of SE Texas           Tex.      45-3077        MofO
Living Ctrs of Texas, Inc.          Crestview Manor Nurs. Ctr          Tex.      45-5497        MofO
Living Ctrs of Texas, Inc.          Retama Manor West Laredo           Tex.      45-5528        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC Jourdanton         Tex.      45-5549        MofO
Living Ctrs of Texas, Inc.          Northway HCC                       Tex.      45-5553        MofO
Living Ctrs of Texas, Inc.          Weatherford HCC                    Tex.      45-5574        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC Corp. Christi      Tex.      45-5575        MofO
Living Ctrs of Texas, Inc.          Bay Villa HCC                      Tex.      45-5582        MofO
Living Ctrs of Texas, Inc.          Kountze Nurs. Ctr                  Tex.      45-5594        MofO
Living Ctrs of Texas, Inc.          Memorial Medical Nurs. Ctr         Tex.      45-5597        MofO
Living Ctrs of Texas, Inc.          Hilltop Village                    Tex.      45-5628        MofO
Living Ctrs of Texas, Inc.          Greenview Manor                    Tex.      45-5638        MofO
Living Ctrs of Texas, Inc.          Autumn Years Lodge                 Tex.      45-5651        MofO
Living Ctrs of Texas, Inc.          Silver Creek Manor                 Tex.      45-5652        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC McAllen            Tex.      45-5662        MofO
Living Ctrs of Texas, Inc.          Holiday Lodge                      Tex.      45-5664        MofO
Living Ctrs of Texas, Inc.          Southfield HCC                     Tex.      45-5722        MofO
Living Ctrs of Texas, Inc.          Edgewater Care Ctr                 Tex.      45-5724        MofO
Living Ctrs of Texas, Inc.          Retama Manor South (Victoria)      Tex.      45-5726        MofO
Living Ctrs of Texas, Inc.          Mulberry Manor                     Tex.      45-5744        MofO
Living Ctrs of Texas, Inc.          The Village HCC                    Tex.      45-5809        MofO
Living Ctrs of Texas, Inc.          Retama Man. NC N-San Antonio       Tex.      45-5817        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC Harlingen          Tex.      45-5822        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC N-Robstown         Tex.      45-5838        MofO
Living Ctrs of Texas, Inc.          Deer Creek Nurs. Ctr               Tex.      45-5917        MofO
MPAN                                MPAN - Home Office                 Tex.      45-9024        MofO
Living Ctrs Southeast Inc           Brian Ctr. H & R Lawrenceville     Vir.      49-5192       BC-NC
Living Ctrs Southeast Inc           Brian Ctr. H & R Weber City        Vir.      49-5208       BC-NC
Living Ctrs Southeast Inc           Park Manor HCC- Milwaukee          Wis.      52-5349        UGS
GCI Wisconsin Prop. Inc.            Ashland H & R Ctr                  Wis.      52-5386        UGS
GCI Wisconsin Prop. Inc.            Southpoint HCC                     Wis.      52-5604        UGS
AMS Properties Inc.                 Virginia Highlands                 Wis.      52-5653        UGS
Living Ctrs Rocky Mtn Inc           Poplar Living Ctr                  Wyo.      53-5024       BC-WY
Living Ctrs Rocky Mtn Inc           Cheyenne HCC                       Wyo.      53-5025       BC-WY
Living Ctrs Rocky Mtn Inc           Sheridan Manor                     Wyo.      53-5026       BC-WY
GranCare Inc.                       El Rancho Vista HCC                Cal.      55-5112        MofO
GranCare Inc.                       Driftwood HCC-Torrance             Cal.      55-5114        MofO
GranCare Inc.                       Skyline HCC-Los Angeles            Cal.      55-5117        MofO
GranCare of Northern Cal. Inc.      Diamond Ridge H&R                  Cal.      55-5287        MofO
GranCare Inc.                       Fruitvale HCC                      Cal.      55-5358        MofO
GCI Palm Court Inc.                 Monterey Palms HCC                 Cal.      55-5403        MofO

GranCare Inc.                       Driftwood HCC-Hayward              Cal.      55-5533        MofO
GranCare of Northern Cal. Inc.      Courtyard Care-San Jose            Cal.      55-5635        MofO
GranCare of Northern Cal. Inc.      Menlo Park Place                   Cal.      55-5714        MofO
Living Ctrs of Texas, Inc.          Retama Manor W. San Antonio        Tex.      67-5002        MofO
Living Ctrs of Texas, Inc.          Care Inn of Llano                  Tex.      67-5076        MofO
Living Ctrs of Texas, Inc.          Stoneybrook HCC                    Tex.      67-5078        MofO
Living Ctrs of Texas, Inc.          La Paloma Nurs. Ctr                Tex.      67-5170        MofO
Living Ctrs of Texas, Inc.          N. McKinney Nurs. & Rehab          Tex.      67-5196        MofO
Living Ctrs of Texas, Inc.          Jacinto City HCC                   Tex.      67-5231        MofO
Living Ctrs of Texas, Inc.          Woodlake Nurs. Home                Tex.      67-5234        MofO
Living Ctrs of Texas, Inc.          Green Acres Parkdale               Tex.      67-5243        MofO
Living Ctrs of Texas, Inc.          Care Inn of La Grange              Tex.      67-5277        MofO
Living Ctrs of Texas, Inc.          Retama Manor Nurs. Ctr Alice       Tex.      67-5309        MofO
Living Ctrs of Texas, Inc.          Faith Memorial Nurs. Home          Tex.      67-5321        MofO
Living Ctrs of Texas, Inc.          Care Inn of Sanger                 Tex.      67-5322        MofO
Living Ctrs of Texas, Inc.          Pampa Nurs. Ctr                    Tex.      67-5327        MofO
Living Ctrs of Texas, Inc.          Levelland Nurs. Home               Tex.      67-5329        MofO
Living Ctrs of Texas, Inc.          Winchester Lodge Nurs. Home        Tex.      67-5332        MofO
Living Ctrs of Texas, Inc.          Care Inn of Shamrock               Tex.      67-5335        MofO
Living Ctrs of Texas, Inc.          Spring Branch HCC                  Tex.      67-5343        MofO
Living Ctrs of Texas, Inc.          Sweeney House                      Tex.      67-5344        MofO
Living Ctrs of Texas, Inc.          Care Inn of Abilene                Tex.      67-5350        MofO
Living Ctrs of Texas, Inc.          Bastrop Nurs. Ctr                  Tex.      67-5356        MofO
Living Ctrs of Texas, Inc.          Wharton Manor                      Tex.      67-5361        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC Weslaco            Tex.      67-5363        MofO
Living Ctrs of Texas, Inc.          Bangs Nurs. Home                   Tex.      67-5377        MofO
Living Ctrs of Texas, Inc.          Lynn Lodge Nurs. Ctr               Tex.      67-5379        MofO
Living Ctrs of Texas, Inc.          Care Inn of Seguin                 Tex.      67-5380        MofO
Living Ctrs of Texas, Inc.          Care Inn of Gladewater             Tex.      67-5385        MofO
Living Ctrs of Texas, Inc.          Hillview Manor                     Tex.      67-5388        MofO
Living Ctrs of Texas, Inc.          Pine Arbor                         Tex.      67-5391        MofO
Living Ctrs of Texas, Inc.          Retama Manor Del Rio               Tex.      67-5395        MofO
Living Ctrs of Texas, Inc.          Retama Manor Laredo South          Tex.      67-5396        MofO
Living Ctrs of Texas, Inc.          Golden Years Rest Home             Tex.      67-5406        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC Edinburg           Tex.      67-5414        MofO
Living Ctrs of Texas, Inc.          Las Palmas HCC                     Tex.      67-5415        MofO
Living Ctrs of Texas, Inc.          Brazosview HCC                     Tex.      67-5420        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC Rio Grande         Tex.      67-5421        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC S-Pleasanton       Tex.      67-5428        MofO
Living Ctrs of Texas, Inc.          Lake Shore Village HCC             Tex.      67-5438        MofO
Living Ctrs of Texas, Inc.          Park Highlands Nurs. Ctr           Tex.      67-5460        MofO
Living Ctrs of Texas, Inc.          Retama Manor NC Raymondville       Tex.      67-5475        MofO
Living Ctrs of Texas, Inc.          Alpine Terrace Ret. & Conv. Ctr.   Tex.      67-5506        MofO
                                    Specialty Hosp. of Austin          Tex.      67-5698        MofO
                                    Specialty Hosp of Houston SNF      TX        67-5735        MofO
Living Ctrs of Texas, Inc.          Linwood Place                      Tex.      67-5766        MofO

MHG ASSUMED/RETAINED PROVIDERS

Mariner HC of Nashville Inc.        Mariner H. of Greenwood Vill.      Col.      06-5259       Empire
Mariner HC of Nashville Inc.        Mariner Health of Denver           Col.      06-5290       Empire
Pendleton Nurs. & R Ctr Inc         Mariner Health at Pendleton        Conn.     07-5341       Empire
Bride Brook N& R Inc                Mariner Health at Bride Brook      Conn.     07-5375       Empire
Mariner HC of Nashville Inc.        MH of Clearwater - Home Hlth       Fla.      10-3110      Palmetto
Mariner HC of Deland Inc.           Mariner Health of Deland           Fla.      10-5406       Empire
Mariner HC of Nashville Inc.        Mariner Health of Port Charlotte   Fla.      10-5524       Empire
Mariner Health of Florida Inc       Mariner Health of St Augustine     Fla.      10-5548     Emp., MofO
Mariner HC of Nashville Inc.        Mariner Health of Tallahassee      Fla.      10-5563       Empire
Mariner Health of Palmetto Inc.     Mariner Health of Palmetto         Fla.      10-5603       Empire
Mariner Health at Bonifay Inc       Mariner Health of Bonifay          Fla.      10-5624       Empire
Mariner HC of Nashville Inc.        Mariner Health of Melbourne        Fla.      10-5635       Empire
Mariner HC of Nashville Inc.        Mariner Health of Belleair         Fla.      10-5636       Empire
Tampa Medical Assoc. Inc.           MH of Tampa (Bay to Bay)           Fla.      10-5650       Empire
Mariner Health of Tampa, Inc.       Mariner Health of Tampa (Bay)      Fla.      10-5650       Empire
Mariner HC of Nashville Inc.        Mariner Health of Clearwater       Fla.      10-5697       Empire
Mariner HC of Inverness Inc.        Mariner Health of Inverness        Fla.      10-5703       Empire
Mariner Hth of Jacksonville Inc     Mariner Health of Jacksonville     Fla.      10-5710       Empire
Mariner HC of Nashville Inc.        Mariner Health of Winter Haven     Fla.      10-5730       Empire
Mariner HC of Orange City Inc.      Mariner Health of Orange City      Fla.      10-5735     Emp., MofO
Mariner HC of MacClenny Inc.        Mariner Health of MacClenny        Fla.      10-5737       Empire
Mariner HC of Nashville Inc.        Mariner H. of Conway Lakes         Fla.      10-5754       Empire
Mariner HC of Port Orange Inc       Mariner Health of Port Orange      Fla.      10-5776       Empire
Mariner Health Prop. IV, Ltd        Mariner Health of Titusville       Fla.      10-5793       Empire
Mariner HC of Nashville Inc.        Mariner Health of Port St. Lucie   Fla.      10-5819       Empire
Mariner HC of Palm City Inc         Mariner Health of Palm City        Fla.      10-5831       Empire
Mariner HC of Lake Worth, Inc       Mariner of Boynton Beach           Fla.      10-5837       Empire
Mariner HC of Metrowest Inc.        Mariner Health of Metrowest        Fla.      10-5868       Empire
Mariner HC of Tuskawilla Inc.       Mariner Health of Tuskawilla       Fla.      10-5872       Empire
Mariner HC of Pinellas Pt, Inc      Mariner Health of Pinellas Point   Fla.      10-5878       Empire
Mariner HC of Atl. Shores Inc.      Mariner H. of Atlantic Shores      Fla.      10-5904       Empire
Mariner Health of Orlando, Inc.     Mariner H. at Hunter's Creek       Fla.      10-5987       Empire
Mariner HC of Nashville Inc.        MH of NE Atlanta (Knollwood)       Geor.     11-5504     Emp., MofO
Mariner HC of Nashville Inc.        Mariner Health of Westchester      Illinois  14-5660       Empire
Mariner H of Maryland, Inc          Mariner Health of Silver Spring    Mary.     21-5014     Emp., MofO
Mariner H of Maryland, Inc          Mariner Health of Catonsville      Mary.     21-5018       Empire
Mariner H of Maryland, Inc          Mariner Health of Kensington       Mary.     21-5043     Emp., MofO
                                    Mariner Health of Forest Hill      MD        21-5104       Empire
Mariner HC of Greater Laurel Inc    Mariner H of Greater Laurel        Mary.     21-5141       Empire
Mariner H of Maryland, Inc          Mariner Health of Mt Clare         Mary.     21-5183     Emp., MofO
Allegis Health Serv. Inc.           Mariner Health of Bethesda         Mary.     21-5187     Emp., MofO
Mariner H of Maryland, Inc          Mariner Health of Circle Manor     Mary.     21-5205     Emp., MofO
Mariner H of Maryland, Inc          Mariner Health of Overlea          Mary.     21-5209     Emp., MofO
                                    Mariner Health of Bel Air          MD        21-5312       Empire
Mariner Health Resources Inc        CareMatrix of Silver Spring        Mary.     21-5213       Empire
                                    Mariner Health of North Arundal    MD        21-5316       Empire
Mariner H of Maryland, Inc          Mariner Health of Southern Md      Mary.     21-5231     Emp., MofO
Mariner H of Maryland, Inc          Mariner Health of Baltimore        Mary.     21-5249        MofO

Mariner H of Maryland, Inc          Mariner Health of Glen Burnie      Mary.     21-5266     Emp., MofO
Mystic Nurs. & Reh. Ctr. Inc.       Mariner H of North Central MA      Mass.     22-5039       Empire
Sassaquin N&R Ctr. Inc.             Mariner H of Southeastn Ma         Mass.     22-5314       Empire
Longwood Rehab. Ctr. Inc.           Mariner Health of Longwood         Mass.     22-5316       Empire
Merrimac Vall. N&R Ctr. Inc.        Mariner H of Merrimack Valley      Mass.     22-5318       Empire
Methuen N&R Ctr. Inc.               Mariner Health of Methuen          Mass.     22-5333       Empire
Mariner Health Resources Inc        Mariner Health of Wilmington       No. C.    34-5236       Empire
Mariner HC of Toledo, Inc.          Mariner Health of Toledo           Ohio      36-5070       Empire
Mariner HC of West Hills, Inc.      Mariner Health of West Hills       Penn.     39-5620       Empire
Mariner HC of North Hills, Inc.     Mariner Health of North Hills      Penn.     39-5903       Empire
Cypress Nurs. Facility Inc.         Mariner Health of Sumter East      So. C.    42-5107       Empire
Cypress Nurs. Facility Inc.         Mariner Health of Sumter West      So. C.    42-5108       Empire
Pinnacle Care Corp at Seneca        Mariner Health of Seneca           So. C.    42-5139       Empire
Mariner Health of Florida Inc       Mariner Health of Newport          Tenn.     44-5176       Empire
Pinnacle Care Corp of Nashville     Mariner Health of Nashville        Tenn.     44-5267       Empire
Pinnacle Care Corp of Nashville     Mariner Health of Lebanon          Tenn.     44-5268       Empire
Mariner Health of Florida Inc       Mariner Health of Norris           Tenn.     44-5303       Empire
IHS Rehab Partnership Ltd           North Dallas Rehab Hosp.           Tex.      45-3032       Empire
Mariner HC of Nashville Inc.        Mariner Health of North Dallas     Tex.      45-5463     Emp., MofO
Mariner HC of Nashville Inc.        Mariner Health of NW Houston       Tex.      45-5714     Emp., MofO
Mariner HC of Nashville Inc.        Mariner Health of SW Houston       Tex.      45-5800       Empire
Mariner HC of Nashville Inc.        Mariner Health of San Antonio      Tex.      45-5804       Empire
Mariner HC of Nashville Inc.        Mariner Health of First Colony     Tex.      45-5812     Emp., MofO
Mariner HC of Nashville Inc.        Mariner Health of Cypresswood      Tex.      45-5815     Emp., MofO
Mariner HC of Nashville Inc.        Mariner Health of Fort Worth       Tex.      45-5819       Empire
Mariner HC of Nashville Inc.        Mariner Health of Arlington        Tex.      45-5835       Empire
Mariner HC of Nashville Inc.        MHHC at Woodwind Lake              Tex.      45-9005       Empire
17th St. Assoc. Ltd. Part.          Mariner Health of Huntington       W. Vir.   51-5007       Empire
Mariner HC of Nashville Inc.        MH of Williams Bay                 Wis.      52-5346     Emp & UGS
Mariner HC of Nashville Inc.        Mariner H at Woodwind Lakes        Tex.      67-5085     Emp., MofO
Mariner HC of Nashville Inc.        Westbury Place                     Tex.      67-5612       Empire
Mariner HC of Nashville Inc.        MHHC of North Dallas               Tex.      67-8472       Empire

EXHIBIT B
MPAN PROVIDERS ASSUMED AND ASSIGNED TO NEW OPERATORS:

                                                                                 Provider      Fiscal
Mariner Subsidiary                           Name of Provider           State     Number       Interm.
------------------                           ----------------           -----    --------      -------
Living Ctrs Rocky Mtn Inc               Desert Terrace Nursing Ctr.     Ariz.     03-5014       BC-AZ
Living Ctrs Rocky Mtn Inc                   Monterey Nurs. Ctr          Ariz.     03-5059       BC-AZ
GCI East Valley Med & Rehab              East Valley Med. & Rehab       Ariz.     03-5060       BC-AZ
Living Ctrs Rocky Mtn Inc                Desert Haven Nursing Ctr       Ariz.     03-5062       BC-AZ
Living Ctrs Rocky Mtn Inc                 Las Flores Nursing Ctr        Ariz.     03-5071       BC-AZ
Living Ctrs Rocky Mtn Inc                Highland Manor Nurs. Home      Ariz.     03-5088       BC-AZ
GCI Colter Village Inc                     Desert Sky HC & Rehab        Ariz.     03-5092       BC-AZ
GCI Healthcare Ctrs Inc                  Village Green HCC-Phoenix      Ariz.     03-5104       BC-AZ
HostMasters Inc.                           Grancare HCC-Phoenix         Ariz.     03-5125       BC-AZ
Living Ctrs Rocky Mtn Inc                 Hearthstone of Sun City       Ariz.     03-5128       BC-AZ
Living Ctrs Rocky Mtn Inc                   Hearthstone of Mesa         Ariz.     03-5129       BC-AZ
GCI Healthcare Ctrs Inc                      La Mesa HCC-Yuma           Ariz.     03-5197       BC-AZ
AMS Properties Inc.                            Lancaster HCC            Cal.      05-5307        MofO
AMS Properties Inc.                          Thousand Oaks HCC          Cal.      05-5342        MofO
GCI Healthcare Ctrs Inc                       La Salette H&R            Cal.      05-5833        MofO
GranCare of Northern Cal. Inc.            Sutter Oaks Nurs.-Arden       Cal.      05-5855        MofO
AMS Properties Inc.                             Cedars HCC              Col.      06-5202       TrailB
AMS Properties Inc.                         Cherrelyn Manor HCC         Col.      06-5203       TrailB
EH Acquisition Corp.                           Community HCC           Illinois   14-5358      Astar-IL
EH Acquisition Corp.                         Springfield Manor         Illinois   14-5716      Astar-IL
EH Acquisition Corp.                            Havana HCC             Illinois   14-5774      Astar-IL
EH Acquisition Corp. II                      Rochelle West HCC         Illinois   14-5979      Astar-IL
Connerwood HC Inc.                            New Castle HCC            Ind.      15-5160      Astar-IN
Connerwood HC Inc.                              Wabash HCC              Ind.      15-5162      Astar-IN
Connerwood HC Inc.                            East Pointe HCC           Ind.      15-5225      Astar-IN
Frenchtown Nurs. Home Inc.               Frenchtown Nurs. Care Ctr      Mich.     23-5225        UGS
PHCMI/Middlebelt-Hope NH Inc.                    Hope HCC               Mich.     23-5228        UGS
St. Anthony Nurs. Home Inc.                   St. Anthony HCC           Mich.     23-5408        UGS
PHCMI/Madonna Nurs. H. Inc.                     Madonna HCC             Mich.     23-5492        UGS
GranCare Inc.                             Premier (Lake Waccamaw)      No. C.     34-5185       BC-NC
National Heritage Realty Inc.                  Rosegate HCC             Ohio      36-5929      Astar-OH
Living Ctrs of Texas, Inc.                      Coastal HCC             Tex.      45-5999        MofO
AMS Properties Inc.                        River Hills West HCC         Wis.      52-5040        UGS
AMS Properties Inc.                           Sunny Hill HCC            Wis.      52-5041        UGS
AMS Properties Inc.                       Christopher East H & R        Wis.      52-5226        UGS
AMS Properties Inc.                     Greentree H&R Clintonville      Wis.      52-5348        UGS
AMS Properties Inc.                            Northwest HCC            Wis.      52-5356        UGS
AMS Properties Inc.                            Woodland HCC             Wis.      52-5424        UGS
AMS Properties Inc.                          The Virginia HCC           Wis.      52-5490        UGS
AMS Properties Inc.                           Pine Manor HCC            Wis.      52-5497        UGS
Living Ctrs Rocky Mtn Inc                   Canyon Hills Manor          Wyo.      53-5051       BC-WY
GranCare of Northern Cal. Inc.           Sutter Oaks Alzheimer Ctr      Cal.      55-5400     BC-CA, MO
AMS Properties Inc.                            Van Nuys HCC             Cal.      55-5519        MofO

Living Ctrs of Texas, Inc.                    Beechnut Manor            Tex.      67-5000        MofO
Living Ctrs of Texas, Inc.                    Allenbrook HCC            Tex.      67-5079        MofO
Living Ctrs of Texas, Inc.                 Care Inn of Gonzales         Tex.      67-5124        MofO
Living Ctrs of Texas, Inc.             Green Acres Conv. Ctr Humble     Tex.      67-5127        MofO
Living Ctrs of Texas, Inc.              Green Acres Cv. Ctr Baytown     Tex.      67-5225        MofO
Living Ctrs of Texas, Inc.                     Castle Manor             Tex.      67-5305        MofO
Living Ctrs of Texas, Inc.                 Care Inn of Plainview        Tex.      67-5324        MofO
Living Ctrs of Texas, Inc.                 Oak Manor Nurs. Home         Tex.      67-5328        MofO
Living Ctrs of Texas, Inc.                    Heritage House            Tex.      67-5333        MofO
Living Ctrs of Texas, Inc.                 San Antonio Conv. Ctr        Tex.      67-5339        MofO
Living Ctrs of Texas, Inc.              Brazos Valley Geriatric Ctr     Tex.      67-5366        MofO
Living Ctrs of Texas, Inc.                 Green Acres Conv. Ctr        Tex.      67-5398        MofO
Living Ctrs of Texas, Inc.                   Ralls Nurs. Home           Tex.      67-5407        MofO
Living Ctrs of Texas, Inc.            Green Acres Cv. Ctr Huntsville    Tex.      67-5433        MofO
Living Ctrs of Texas, Inc.               Broadway Lodge Conv. Ctr       Tex.      67-5437        MofO
Living Ctrs of Texas, Inc.                   Care Inn of Waco           Tex.      67-5442        MofO

MHG Providers Assumed and Assigned to New Operators:

Mariner H of S. Conn. Inc.              Mariner Health of S. Conn.      Conn.     07-5392       Empire
Prism Rehab Systems Inc                  Prism Rehab Systems Inc.       Mass.     22-7443       BC-ME
Prism Home Care, Inc.                     Prism HHA - Chelmsford        Mass.     22-7464       BC-ME
Prism Home Care, Inc.                       Prism HHA - Dedham          Mass.     22-7465       BC-ME

EXHIBIT C
REJECTED/TERMINATED PROVIDERS

MPAN REJECTED/TERMINATED PROVIDERS:

                                                                                Provider       Fiscal
Mariner Subsidiary                 Name of Provider                 State        Number       Interm.
------------------                 ----------------                 -----       --------      -------
GranCare Inc.                      Quail Ridge                        Cal.       05-5782        MofO      Divested
GranCare Inc.                      Oakview                            Cal.       05-6079        MofO      Divested
GranCare Inc.                      Ambassador                         Cal.       05-6228        MofO      Divested
GranCare Inc.                      Glen Terrace                       Cal.       05-6418        MofO      Divested
Living Ctrs Rocky Mtn Inc          Four Seasons HCC                   Col.       06-5192       TrailB     Divested
National Heritage Realty Inc.      Altoona HCC                        Iowa       16-5162        MofO      Divested
National Heritage Realty Inc.      Polk City HCC                      Iowa       16-5170        MofO      Divested
National Heritage Realty Inc.      Heritage HCC/S. Des Moines         Iowa       16-5175        MofO      Divested
National Heritage Realty Inc.      Norwalk Manor HCC                  Iowa       16-5179        MofO      Divested
National Heritage Realty Inc.      Granger HCC                        Iowa       16-5208        MofO      Divested
National Heritage Realty Inc.      Carroll HCC                        Iowa       16-5231        MofO      Divested
National Heritage Realty Inc.      Jefferson HCC                      Iowa       16-5233        MofO      Divested
Living Ctrs East Inc.              Chateau Living Ctr                Louis.      19-5184        MofO      Divested
Living Ctrs East Inc.              Alexandria North HCC              Louis.      19-5270        MofO      Divested
National Heritage Realty Inc.      Heritage HCC/Hammond              Louis.      19-5299        MofO      Divested
National Heritage Realty Inc.      Heritage HCC/ Crowley             Louis.      19-5394        MofO      Divested
National Heritage Realty Inc.      Heritage Healthcare               Louis.      19-5419        MofO      Divested
PHCMI/Cambridge West Inc.          Cambridge West                     Mich.      23-5126        UGS       Divested
PHCMI/Cambridge Inc.               Cambridge                          Mich.      23-5321        UGS       Divested
PHCMI/Marian Manor Inc.            Marian Manor                       Mich.      23-5376        UGS       Divested
PHCMI/Bay Shores                   Bay Shores                         Mich.      23-5388        UGS       Divested
PHCMI/Middlebelt Nurs. H. Inc.     Middlebelt HCC                     Mich.      23-5479        UGS       Divested
Living Ctrs of Texas, Inc.         Hearthstone of Round Rock          Tex.       45-5771        MofO      Divested
Brian Ctr. H&R Bastion Inc.        George B. Kegley Manor             Vir.       49-5191       BC-NC      Divested
Living Ctrs Southeast Inc          Brian Ctr Nurs. Care Fincastle     Vir.       49-5218       BC-NC      Divested
Brian Ctr H&R Alleghany, Inc.      Brian Ctr. H & R Alleghany         Vir.       49-5221       BC-NC      Divested
Renaissance Men. H. Ctr. Inc.      Renaissance Mental Health          Wis.       52-4600        UGS       Divested
                                   Milwaukee Subacute Ctr             Wis.       52-5569        UGS       Divested
Living Ctrs Rocky Mtn Inc          Michael Manor                      Wyo.       53-5040       BC-WY      Divested
GranCare of Northern Cal. Inc.     Hillsdale Extended Care            Cal.       55-5482        MofO      Divested
GranCare Inc.                      Courtyard                          Cal.       55-5622        MofO      Divested
Living Ctrs of Texas, Inc.         Gainesville Conv. Ctr              Tex.       67-5067        MofO      Divested
Living Ctrs of Texas, Inc.         Ret. Manor Cuero W.                Tex.       67-5134        MofO      Divested
Living Ctrs of Texas, Inc.         Ret. Manor San Antonio S.          Tex.       67-5409        MofO      Divested
Living Ctrs of Texas, Inc.         Robinson Nurs. Ctr.                Tex.       67-5524        MofO      Divested
Living Ctrs Southeast Inc          Brian Ctr H&R - Raleigh           No. C.      34-5202       BC-NC      Terminated
GCI Wisconsin Prop. Inc.           Hillside HCC                       Wis.       52-5446        UGS       Terminated
GranCare Inc.                      Laurelwood HCC                     Cal.       55-5012        MofO      Terminated
Living Ctrs of Texas, Inc.         Progressive                        Tex.       67-5381        MofO      Terminated
Living Ctrs of Texas, Inc.         Ret. Manor Pleasanton N.           Tex.       67-5502        MofO      Terminated
                                   Rehability - Georgia                GA        11-6537        MofO
                                   Rehability - Iowa                   IA        16-6518        MofO

                                   Rehability - Kentucky               KY       18-6518        Ad-Ky
                                   Rehability - Mississippi            MS       25-6529       Trispan
                                   Rehability - Greenville             MS       25-6533       Trispan
                                   Rehability - Greenville             SC       42-6553       Palmetto
                                   MedTherapy Rehab                    NC       34-6544
                                   Rehability - Virginia               VR       49-6608        Trigon
                                   Rehability Home Office              TN       44-9109      Riverbend
                                   Texas Home Health                   TX       67-8017       Palmetto
                                   Midwest Medical Homecare, LP       Wis.      52-4106         UGS
                                   GranCare Home Office                GA        45310

MHG REJECTED/TERMINATED PROVIDERS

Mariner HC of Nashville Inc.       Mariner H of Bethany Village       Okla       37-5096     Emp., MofO   Divested
                                   Mariner Health of Worcester        Mass.      22-5305       Empire     Divested
Mariner HC of Nashville Inc.       MH of Olathe                       Kan.       17-5213       Empire     Divested
Aid & Assistance Inc.              Ocean HH (Aid & Assistance)        Conn.      07-7127       BC-ME
Prism Care Center, Inc.            PCC Florida (Rehab)                Fla.       10-5711       BC-FL
Pinnacle Care Corporation          MHC Rehab Services                 Fla.       10-6711       Empire
Prism Rehab Systems Inc            Advanced Rehab Solutions           Fla.       10-6728       BC-FL
MedRehab, Inc.                     MedRehab FL                        Fla.       10-6768       Aetna
Mariner HC of Nashville Inc.       MHHC of Melbourne - HHA            Fla.       10-7383       Empire
Mariner HC of Tuskawilla Inc.      MHHC of Tuskawilla- HHA            Fla.       10-7442      Palmetto
Mariner HC of Orange City Inc.     MH of Orange City- Home Hlth       Fla.       10-7557      Palmetto
Mariner HC of Nashville Inc.       MH of Winter Haven - HHA           Fla.       10-7565      Palmetto
Mariner HC of Nashville Inc.       MH of Port St. Lucie- HHA          Fla.       10-7586      Palmetto
Mariner HC of Metrowest Inc.       MH of Metro West - HHA             Fla.       10-7589      Palmetto
Prism Rehab Systems Inc            Prism Rehab Systems                Geor.      11-6537        MofO
Prism Care Center, Inc.            PCC Georgia (Rehab)                Geor.      11-6559       Empire
MedRehab, Inc.                     MedRehab Illinois                Illinois     14-6591    Emp., Ad-IL
Mariner HC of Nashville Inc.       MH of Fort Wayne                   Ind.       15-5369       Empire
MedRehab, Inc.                     MedRehab Indiana                   Ind.       15-6568       BC-IN
Prism Rehab Systems Inc            Prism Rehab Systems                Iowa       16-6518        MofO
Prism Care Center, Inc.            PCC Kansas (Rehab)                 Kan.       17-6541       Empire
Prism Care Center, Inc.            PCC Kentucky (Rehab)               Ken.       18-6520       Empire
Prism Care Center, Inc.            PCC Texas (Rehab Solutions)        Mary.      21-6594       Empire
Compass Phar. Serv. Inc.           Mar. Med. HHA (Compass Ph.)        Mass.      22-7416       BC-ME
Prism Home Care, Inc.              Prism HHA - Falmouth               Mass.      22-7442       BC-ME
Prism Care Center, Inc.            PCC Missouri (Rehab)              Misso.      26-6519       Empire
MedRehab of Missouri, Inc.         MedRehab MO/N. Cty Clinic         Misso.      26-6548       Empire
Prism Rehab Systems Inc            Prism Reh. Sys. at Mill Run        Penn.      39-6725       Empire
Prism Care Center, Inc.            PCC Tennessee (Rehab)              Tenn.      44-6508       Empire
Pinnacle Rehabilitation, Inc.      Pinnacle Rehab                     Vir.       49-6648       Empire
MedRehab, Inc.                     MedRehab Wisconsin                 Wis.       52-6502       Empire
MedRehab, Inc.                     Medrehab Home Office               Wis.       99-0078       Empire
Mariner Health Group               Home Office Cost Report             CT        07-1116
Mariner Health Group               Home Office Cost Report                       HO-0014

EXHIBIT D

                        PART B MEDICARE SUPPLIER NUMBERS


APS LOCATION                          SUPPLIER NUMBER
------------                          ---------------
BEAUMONT, TX                            0272710012
CORPUS CHRISTI, TX                      0272710004                            REGION A
FT WORTH, TX                            0272710020                            UNITED HEALTHCARE
EDISON, NJ                              0272710006
HICKORY, NC                             0272710005
HOUSTON, TX                             0272710002                            REGION B
LAKE CHARLES                            0272710019                            ADMINASTAR FEDERAL
LONGWOOD, FL                            0812030001
MANSFIELD, TX                           0272710007            Inactive
MARLBORO, MA                            0507370001                            REGION C
METAIRIE, LA                            0272710017                            PALMETTO GBA
MONTGOMERY, AL                          0272710015
NAPERVILLE, IL                          0272710001
NASHVILLE, TN                           0681810001                            REGION D
NEW LONDON, CT                          0376710001                            CIGNA HEALTHCARE
PANAMA CITY                             0272710018
PENSACOLA, FL                           0272710010
PERRY, FL                               0272710011
PHARR, TX                               0272710014            Inactive
PHOENIX, AZ                             0272710008
SAN ANTONIO, TX                         0272710003
TALLAHASSEE, FL                         0272710009            (after 4/25/97)
WACO, TX                                0272710016            Inactive
WHEAT RIDGE, CO                         0272710013

                                        APS PHARMACY MANAGEMENT, INC

FT. LAUDERDALE, FL                      1136410003            (after 4/18/97) Inactive
FT. WALTON BEACH, FL                    1136410002            (2/28/97-6/1/98)Inactive
TALLAHASSEE, FL                         1136410001
PENSACOLA, FL                           0475100001            Dalton HomeCare Inactive
FT. WALTON BEACH, FL                    0320860001            Physicians HomeCare (1/93-5/5/96) - Inactive
FT. WALTON BEACH, FL                    0637690002            Allied Pharmacy (5/6/96-2/27/97) - Inactive
FT. LAUDERDALE, FL                      0477140001            Allied Rx dba Sun Rise System (prior to 4/18/97) - Inactive

                                        APS SUMMIT CARE PHARMACY, LLC

AUSTIN, TX                              1158460001

                                           DMERC(S) (DURABLE MEDICAL EQUIPMENT REGIONAL CARRIERS)
APS LOCATION                                     ADDRESS         CITY, STATE, ZIP                       PHONE
------------                                     -------         ----------------                       -----
BEAUMONT, TX
CORPUS CHRISTI, TX                               PO BOX 6800     WILKES BARRE, PA 18773-6800            PHONE: 717-735-9445
FT WORTH, TX
EDISON, NJ
HICKORY, NC
HOUSTON, TX                                      PO BOX 7078     INDIANAPOLIS, IN 46207-7078            PHONE: 317-577-5722
LAKE CHARLES                                                                                            EDI: 800-470-9630
LONGWOOD, FL
MANSFIELD, TX
MARLBORO, MA                                     PO BO 100141    COLUMBIA, SC 29202-3141                PHONE: 803-691-4300
METAIRIE, LA
MONTGOMERY, AL
NAPERVILLE, IL
NASHVILLE, TN                                    PO BOX 690      NASHVILLE, TN 37202                    PHONE: 615-251-8182
NEW LONDON, CT
PANAMA CITY
PENSACOLA, FL
PERRY, FL
PHARR, TX
PHOENIX, AZ
SAN ANTONIO, TX
TALLAHASSEE, FL
WACO, TX
WHEAT RIDGE, CO

Updated as of 11/15/99

                     AMERICAN PHARMACEUTICAL SERVICES, INC.
                            MEDICAID PROVIDER NUMBERS

STATE MEDICAID                        AGENCY               ADDRESS                          CITY, STATE, ZIP
--------------                        ------               -------                          ----------------
ALABAMA             EDS                                    PO Box 7600                      Montgomery, AL 36107

ARIZONA             AHCCS                                  801 E. Jefferson                 Phoenix, AZ 85002

ARKANSAS            N/A                                    PO Box 8059, Slot 402            Little Rock, AR 72203

CALIFORNIA          EDS                                    PO Box 13029                     Sacramento, CA 95813-4029


COLORADO            CONSULTEC                              PO Box 173360                    Denver, CO 80217


CONNECTICUT         EDS                                    PO Box 5007                      Hartford, CT 06104

FLORIDA             UNISYS                                 2727 Mahan Drive                 Tallahassee, FL 32308










GEORGIA             EDS                                    PO Box 105029                    Tucker, GA 30085-5029


HAWAII              HMSA                                   PO Box 339                       Hononlulu, HI 96809-0339

ILLINOIS            IDPA                                   201 S. Grand Ave. E.             Springfield, IL 62763-0001

INDIANA             EDS                                    PO Box 68420                     Indianapolis, IN 46268-0420

IOWA                CONSULTEC                              7755 Office Plaza Dr, Ste 145    West Des Moines, IA 50266

KANSAS              BC/BS KANSAS                           PO Box 3571                      Topeka, KS 66601-3571

LOUISIANA           Dept. of Health & Hospital (Unisys)    PO Box 91030                     Baton Rouge, LA 70821-9030


MARYLAND            Dept. of Health                        201 W. Preston Street            Baltimore, MD 21201

MASSACHUSETTS       Unisys                                 600 Washington Street            Boston, MA 02111

MICHIGAN            Michigan Health & Welfare              400 S. Pine, PO Box 30479        Lansing, MI 48909-7979

MISSISSIPPI         EDS                                    111 E. Capitol St., Ste. 400     Jackson, MS 39201-2121

MISSOURI            GTE Data Svcs.                         PO Box 6500                      Jefferson City, MO 65102-6500

NEBRASKA            Dept. of Health & Human Svcs.          PO Box 95026                     Lincoln, NE 68509-5026


NEW JERSEY          Unisys                                 PO Box 4804                      Trenton, NJ 08650

NEW MEXICO          Consultec                              PO Box 2348                      Santa Fe, NM 87504-2348

NEW YORK            CSC Health Care Systems                150 Broadway, 4th Floor          Albany, NY 12204-2719

NORTH CAROLINA      EDS                                    PO Box 29529                     Raleigh, NC 27626-0529


NORTH DAKOTA        Dept. of Human Services                600 E. Boulevard Ave             Bismarck, ND 58505-0250

OHIO                Dept. of Human Services                30 E. Broad Street               Columbus, OH 43266-0423

OKLAHOMA            Unisys                                 4545 N. Lincoln Blvd, Ste. 124   Oklahoma City, OK 73105

PENNSYLVANIA        Dept of Public Welfare                 PO Box 2675                      Harrisburg, PA 17105

SOUTH CAROLINA      Dept of Health & Human Svcs            PO Box 8206                      Columbia, SC 29202-8206


TENNESSEE           Dept of Health                         729 Church Street                Nashville, TN 37247-6501

TEXAS               NHIC                                   1100 W. 49th Street              Austin, TX 78756-3199











VIRGINIA            First Health                           4461 Cox Road, Ste. 102          Glen Allen, VA 23060-3331


WASHINGTON, DC      Doesn't Pay                            2100 MLK Drive Ave SE, Ste 304   Washington, DC 20020

WEST VIRGINIA       Doesn't Pay


WISCONSIN           EDS                                    1 W. Wilson Street, PO Box 309   Madison, WI 53701-0309

WYOMING             Consultec                              6101 Yellowstone Road, RM 259B   Cheyenne, WY 82002

STATE MEDICAID          PHONE                     PART B MCD PROVIDER #                      RX LOCATION           RX MCD PROVIDER #
--------------          -----                     ---------------------                      -----------           -----------------
ALABAMA              334-834-3330                       009300300                            Montgomery                100002594

ARIZONA              602-417-4000                        432261                                Phoenix                  356677

ARKANSAS             501-682-8292                       APPLYING                                 n/a                      n/a

CALIFORNIA           916-324-0999               XDMEO1175 - Out of State                     San Leandro               applying
                                                  PHA354270 - In State                         Burbank                 applying

COLORADO             800-443-5747                       98001035                               Denver                  03350105
                                                                                               Pueblo                  03002417

CONNECTICUT          860-832-9259                       003097947                            New London                004138310

FLORIDA              850-922-7341                       950508300                          Ft. Lauderdale              104005700
                                         Tallahassee DME 950508302                          Jacksonville               103572000
                                         Tallahassee HC Aids Waiver  675215201                Longwood                 103303400
                                         Pensacola DME 950508303                             Palm Harbor               103545200
                                         Pensacola HC Aids Waiver  675215200                 Panama City               103954700
                                         Pensacola HCS Aged, Disabled Waiver 675215202       Tallahassee               103952100
                                         Fort Walton DME 103955501                         West Palm Beach        106561100 (retail)
                                         Fort Lauderdale DME 104005701                                             106560200 (inst)
                                         Fort Lauderdale HCS Aids Waiver 675090700
                                         Tallahassee Florida MCD PCA # 825252

GEORGIA              800-766-4456                       00590741X                              Augusta                 00426159A
                                                                                               Tucker                  00678895A

HAWAII               808-944-2386                        0584-3                                  n/a                      n/a

ILLINOIS             217-524-7306                     941736287-001                           Glenview               941736287002

INDIANA              800-577-1278                      100015130A                              Marion                FR100296090 A

IOWA                 800-338-7909                        0989541                                 n/a                      n/a

KANSAS               800-933-6593                      7586182401                                n/a                      n/a

LOUISIANA            504-342-9454                        1376175                            Lake Charles                1260967
                                                                                             Baton Rouge                1264016

MARYLAND             410-767-5344                       602201400                              Lanham               7564805/0902110

MASSACHUSETTS        800-325-5231                1533053 / 1534645 (DME)                     Marlborough               00441457

MICHIGAN             517-335-5492                        3513206                             Garden City                3513206

MISSISSIPPI          601-960-2800                        0440540                              Richland                  0330442

MISSOURI             573-751-2617                       623008604                                n/a                      n/a

NEBRASKA             800-332-0265                     941736287-54                               n/a                      n/a
                    or 402-471-3121

NEW JERSEY           800-776-6334                        7009500                               Edison                   6988300

NEW MEXICO           505-246-0710                         T0195                                  n/a                      n/a

NEW YORK             518-486-9440                       01731837                               Edison                  01659998

NORTH CAROLINA       919-857-4017                        7700664                               Hickory                  185967
                                                                                            Winston-Salem               346643

NORTH DAKOTA         701-328-4030                         58419                                  n/a                      n/a

OHIO                 614-644-9000                        0823872                                 n/a                      n/a

OKLAHOMA             405-525-1091                      S9417362878                               n/a                      n/a

PENNSYLVANIA         717-772-6338                        1259729                                 n/a                      n/a

SOUTH CAROLINA       803-898-2876                        DM0609                                Augusta                  767190
                                                                                               Hickory                  7N5996

TENNESSEE            615-741-0192                        4582081                              Nashville                 9449675

TEXAS                512-343-4900                       X9W951465                              Austin                   350091
                                                        HYP304356                             Beaumont                  350026
                                                                                           Corpus Christi               350068
                                                                                              Ft. Worth                 350034
                                                                                               Houston                  350025
                                                                                               Lubbock                  350104
                                                                                                Pharr                   350074
                                                                                             San Antonio                350039
                                                                                               Sherman                  350028
                                                                                                Tyler                   350115
                                                                                                Waco                    350065

VIRGINIA             804-270-5105                       91-0558-1                              Hickory                  8508950
                                                                                            Winston-Salem               8507384

WASHINGTON, DC       202-727-1005                          n/a                                   n/a                      n/a

WEST VIRGINIA        304-926-1765                          n/a                                   n/a                      n/a
                    or 304-926-1740

WISCONSIN            608-221-9883                       41668500                             Brookfield            33237600(RT/DME)

WYOMING              800-251-1268                       110669400                                n/a                      n/a

EXHIBIT E


                          UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF COLUMBIA

MARINER HEALTH CARE OF NASHVILLE,    )
INC., et al.                         )
                                     )
                      Plaintiffs,    )
                                     )
           v.                        )            CASE NUMBER 1:98CV02134 (WBB)
                                     )
DONNA E. SHALALA, Secretary,         )
Department of Health and Human       )
Services,                            )
                                     )
                       Defendant.    )
------------------------------------

                     STIPULATION OF SETTLEMENT AND DISMISSAL

         THIS STIPULATION OF SETTLEMENT AND DISMISSAL is made this _____ day of _______, 2000, between Donna E. Shalala, the Secretary of Health and Human Services (the "Secretary"); Plaintiff Mariner Health Care of Nashville, Inc. d/b/a Mariner Health of Arlington, Mariner Health of Bethany, Mariner Health of Northeast Atlanta, and Mariner Health of Cypresswood; Plaintiff Fort Worth Medical Investors, Ltd. d/b/a Haltom Convalescent Center ("Haltom"); Plaintiff Mariner Health Care of Florida, Inc. d/b/a Mariner Health of St. Augustine; Plaintiff Mariner Health Care of Orange City, Inc. d/b/a Mariner Health of Orange City; Plaintiff Blue Ridge Nursing Center of Martinsville and Henry County, Inc. d/b/a Blue Ridge Rehabilitation; Mariner Post-Acute Network, Inc. ("MPAN"); Mariner Health Group, Inc. ("MHG"); Liberty Health Care, Inc.; the MPAN Providers (as set forth in Attachment A hereto); the MHG Providers (as set forth in Attachment B hereto); Sun City Center


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Associates Ltd. (L.P.) d/b/a Sun Terrace Health Care Center ("Sun Terrace"); and
the Liberty Providers (as set forth in Attachment C hereto). All of the foregoing shall be referred to collectively herein as the "Parties." The MPAN Providers, the MHG Providers, the Liberty Providers, Haltom, and Sun Terrace will be referred collectively herein as the "Providers."

                                    RECITALS

         WHEREAS, Plaintiffs have brought suit in the Federal District Court of the District of Columbia, Civil Action No. 1:98CV02134 (WBB) (the "Action"), challenging the Secretary's final decision upholding prudent buyer disallowances for Medicare reimbursement purposes of speech therapy ("ST") and occupational therapy ("OT") costs incurred by the Plaintiffs.

         WHEREAS, Plaintiffs Mariner Health Care of Nashville, Inc., Fort Worth Medical Investors, Ltd., Mariner Health Care of Florida, Inc., and Mariner Health of Orange City, Inc. are (or were, during the relevant time periods) under the common ownership, control, or management of operating subsidiaries of MPAN or MHG or their predecessors.

         WHEREAS, Plaintiff Blue Ridge Nursing Center of Martinsville and Henry County, Inc. is (or was, during the relevant time periods) under the common ownership, control, or management of Liberty Health Care, Inc. ("Liberty") or its affiliates.


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

         WHEREAS, the Providers have appealed prudent buyer disallowances similar to those at issue in the Action, such appeals (the "Appeals") being listed in Attachment D hereto.

         WHEREAS, Plaintiffs contend that the OT and ST costs at issue in the Action and the Appeals were reimbursable in their entirety. WHEREAS, the Secretary denies any liability to the Plaintiffs and the Providers. WHEREAS, the Parties wish to resolve the disputes which are the subject of the Action without the expense and commitment of resources that may be associated with protracted litigation.

         WHEREAS, the Parties wish to resolve the properly pending Appeals with no jurisdictional defects, on the same basis as the resolution of the Action.

         WHEREAS, the Parties also wish to resolve issues relating to the potential application of prudent buyer disallowances to OT and ST costs included in open cost reports other than and in addition to the cost reports that are the subject of the Action or Appeals, including cost reports for MPAN Providers, MHG Providers, and Liberty Providers that are not Plaintiffs.

         WHEREAS, on January 18, 2000, the MPAN and MHG Providers filed for protection under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware in cases numbered 00-113 and 00-215.


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

         NOW THEREFORE, the Parties, intending to be legally bound, hereby enter into the following Stipulation of Settlement and Dismissal (the "Stipulation"), which the Court hereby enters:

         1. As used in this Stipulation, the term, "prudent buyer disallowance(s)," shall refer to any Medicare reimbursement disallowance of OT or ST costs (together with any corresponding allocation of General Service costs to such OT or ST costs) on the basis of the "prudent buyer" principle, as set forth in 42 C.F.R. ss. 413.106 or in any manual provisions or directives implementing that regulation; or on the basis that the costs incurred by the provider were nonallowable under 42 C.F.R. ss. 413.9(c)(2) or any manual provisions or directives implementing that regulation; or on the basis that the process, criteria, or method by which the provider selected suppliers of OT or ST services were noncompliant with ss. 2103 of HCFA Pub. 151 or otherwise deficient or improper under that provision; or on the basis that the OT or ST services could or should have been provided by in-house salaried therapists; or on the basis that the provider could or should have attempted to hire inhouse therapists; or on the basis that the costs exceeded (or may have exceeded) the amounts that might have been paid to in-house salaried therapists; or on the basis that the provider otherwise failed to act as a prudent and cost conscious buyer of OT or ST services.


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

         2. The Secretary shall pay the Liberty Providers, and place in administrative freeze for the MPAN and MHG Providers, in accordance with the January 18, 2000 Stipulation in the bankruptcy cases the respective amounts set forth in the final column of Attachment D ,without interest. The aggregate total of such amounts shall be collectively referred to herein as the "Payments". The Payments equal the Medicare reimbursement effect of an eighty five percent (85%) reversal of the prudent buyer disallowances of OT and ST costs at issue in the Action and the Appeals (the "85% Computation"), plus an amount equal to the interest paid by the Providers pursuant to 42 C.F.R. ss. 405.378 on the basis of overpayment determinations resulting from prudent buyer disallowances. Except as provided in Paragraph 3 of this Stipulation, the Payments shall be in full and final satisfaction of the Action and the Appeals filed by the Providers.

         3. The Parties acknowledge that notices of program reimbursement ("NPRs") may be or may have been issued that contain prudent buyer disallowances for which the time to file an appeal had not yet expired as of the Effective Date, defined in paragraph 15, of this Stipulation. The Providers shall advise their intermediaries in writing of such NPRs, with a copy to the Office of General Counsel of the Department of Health and Human Services, before the deadline for filing an appeal from the NPR has expired. If there would be no jurisdictional impediments to an appeal from


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

the NPR, the intermediary shall make payment to the affected Liberty Provider, or place an amount in administrative freeze with respect to the affected MPAN or MHG provider in accordance with the January 18, 2000 Stipulation in the bankruptcy cases, based upon the 85% Computation, without interest. Such payment or freeze shall be made within seventy-five (75) days of the intermediary's receipt of notice of the NPR.

         4. The Parties acknowledge that certain of the Providers may have existing obligations to repay actual or alleged Medicare overpayments. The Secretary may recoup or offset, without being required to move for relief from the automatic stay at 11 U.S.C. ss. 362, any portion of such overpayments from the portion of the Payments that is attributable to such a Provider; that is, the Secretary may credit the portion of the Payment due to the Provider toward the overpayment obligation. For purposes of this Stipulation, Providers shall be distinguished by their Medicare provider numbers.

         5. The Secretary may also: 1) recoup or offset overpayment obligations of any MHG Provider from the Payments due to other MHG Providers, without being required to move for relief from the automatic stay at 11 U.S.C. ss. 362; and 2) recoup or offset overpayment obligations of any MPAN Provider from the Payments due to other MPAN Providers, without being required to move for relief from the automatic stay at 11 U.S.C. ss. 362.


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

         6. Neither the Secretary nor her agents or intermediaries shall reopen or revise cost reports of the Providers for which a notice of program reimbursement was issued prior to the date of entry of this Stipulation to disallow OT or ST costs, on the basis of the "prudent buyer" principle, as described in paragraph 1 above. Nothing in this agreement shall be construed to prevent the Secretary from effecting a reopening or revision on the basis of fraud or similar fault.

         7. Within thirty (30) days of receipt of the Payments (or administrative recordation), the Providers shall dismiss the Appeals to the extent that they involve prudent buyer disallowances of the Providers' ST or OT costs that were the subject of the 85% Computation. The Appeals may proceed with respect to issues other than such prudent buyer disallowances of ST or OT costs and with respect to other providers involved in those proceedings.

         8. Effective upon receipt of the Payments by the Liberty Providers, and upon administrative recordation of the Payments for MPAN and MHG Providers in accordance with the January 18, 2000 Stipulation in the bankruptcy cases, the Providers release the Secretary and her agents from all Medicare reimbursement claims arising from the prudent buyer disallowances of ST and OT costs that were the subject of the 85% Computation.

         9. The Secretary shall make the Payments to the Liberty providers within thirty (30) days after the receipt by the


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

undersigned agency counsel of the District Court's approval of this Stipulation. The Secretary shall administratively record the Payments to the MPAN and MHG providers within thirty (30) days after the undersigned agency counsel has received both the District Court's approval and the Bankruptcy Court's approval of this Stipulation.

         10. Neither the Secretary nor her agents or intermediaries shall make any further prudent buyer disallowances of ST or OT costs to the Providers' Medicare cost reports for any cost reporting period beginning before July 1, 1998. Further, any prudent buyer disallowances of ST and OT costs reflected in NPRs for such cost reporting periods issued after the date this Stipulation is executed shall be reversed in their entirety and any monies recouped and interest paid relating to prudent buyer disallowances pursuant to such NPRs shall be refunded to the affected Providers (or placed in administrative freeze in accordance with the bankruptcy Stipulation if it is still effective) within thirty (30) days after the date such disallowance is brought to the attention of the intermediary, without interest.

         11. For purposes of determining the facility-specific portions of the Providers' rates during the transition period described in 42 C.F.R. ss. 413.340, the Providers' Medicare allowable fiscal year 1995 costs shall be deemed to include all costs previously removed through prudent buyer disallowances. Thus, the


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

facility-specific portions of the Providers' transition period rates shall be computed as if all prudent buyer disallowances of ST and OT costs for fiscal year 1995 were reversed in their entirety. Adjustment of the Providers' transition period rates pursuant to this paragraph shall be retroactive to the beginning of each Provider's first cost reporting period beginning on or after July 1, 1998. The reimbursement due to the LIBERTY Providers pursuant to these retroactive adjustments shall be paid to the Liberty Providers within ninety
(90) days after the receipt by the undersigned agency counsel of the DISTRICT Court's approval of this Stipulation without interest. The reimbursement due to the MPAN and MHG providers shall be recorded in administrative freeze without interest in accordance with the January 18, 2000 stipulation in the bankruptcy cases within ninety (90) days after the undersigned agency counsel has received both the District Court's approval and the Bankruptcy Court's approval of this Stipulation.

         12. The Plaintiffs waive any entitlement that they may have to recover interest pursuant to 42 U.S.C. ss. 1395oo(f).

         13. This Stipulation does not constitute an admission of fact or law by any of the Parties and shall not affect any rights, claims, duties or obligations the Parties may have with respect to any other issues not covered by this Stipulation.


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

         14. The Parties shall bear their own costs and attorneys' fees.

         15. This Stipulation shall be effective on the date (the "Effective Date") on which both of the following are satisfied: (1) the Stipulation has been approved by the United States District Court for the District of Columbia; and, only with respect to the MPAN and MHG Providers, (2) the Stipulation has been approved by a final and non-appealable order of the United States Bankruptcy Court for the District of Delaware in cases numbered 00-113 and 00-215. Execution of this Stipulation by the undersigned counsel for the Plaintiffs shall constitute a dismissal of the Action with prejudice, effective upon the Effective Date, pursuant to Federal Rules of Civil Procedure 41(a)(1)(ii), except that the Parties to this Stipulation shall retain the right to bring or prosecute fully an action in this Court for breach of this Stipulation, or to enforce the terms of this Stipulation. In addition, the MPAN and MGH providers shall retain the right to reinstate this action, only with respect to the claims brought by those providers, in the event that this Stipulation is not approved by the United State Bankruptcy Court for the District of Delaware in cases 00-113 and 00-215.

         16. The provisions of this Stipulation shall inure to the benefit of and shall be binding on the heirs, executors, administrators, assigns, or successors in interest of the Parties.


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

         17. MPAN represents and warrants that it has the authority to execute this Stipulation and to bind the MPAN Providers. MHG represents and warrants that it has the authority to execute this Stipulation and to bind the MHG Providers. Liberty represents and warrants that it has the authority to execute this Stipulation and to bind Plaintiff Blue Ridge Nursing Center of Martinsville and Henry County, Inc., Liberty, and the Liberty Providers. The general partner of Sun Terrace and Haltom represents and warrants that he has the authority to execute this Stipulation and to bind those Providers. The undersigned counsel for the Defendant represent and warrant they have the authority to execute this Stipulation and to bind the Department of Health and Human Services, including the Health Care Financing Administration and all Medicare intermediaries.

                                          Respectfully submitted,



-------------------------------------     -------------------------------------
MICHAEL H. COOK                           WILMA A. LEWIS
Unified Bar No. 281097                    D.C. Bar No. 358637
NIKOLAUS F. SCHANDLBAUER                  United States Attorney
Unified Bar No. 434314
JENKENS & GILCHRIST
a Professional Corporation
1919 Pennsylvania Avenue, N.W.
Suite 600                                 -------------------------------------
Washington, D.C. 20006-3404               MARK E. NAGLE
(202) 326-1500                            D.C. Bar No. 416364
Counsel for Plaintiffs                    Assistant United States Attorney


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-------------------------------------     -------------------------------------
GLENN P. HENDRIX                          LAWRENCE J. HARDER
Georgia Bar No. 346590                    Health Care Financing Division
ASHLEY M. STEINER                         Office of the General Counsel
Georgia Bar No. 678211                    United States Department of
ARNALL GOLDEN & GREGORY, LLP                 Health and Human Services
1201 W. Peachtree Street                  C2-03-25, Central Bldg.
Suite 2800                                7500 Security Boulevard
Atlanta, Georgia 30309-3450               Baltimore, Maryland 21244-1850
(404) 873-8500                            (410) 786-8080
Counsel for Plaintiffs                    SONIA M. ORFIELD
                                          Health Care Financing Division
                                          Office of the General Counsel
                                          United States Department of
                                             Health and Human Services
                                          330 Independence Ave., S.W.
                                          Room 5309, Cohen Building
                                          Washington, D.C. 20201
                                          (202) 401-7417
                                          Counsel for the Secretary

Mariner Health Group, Inc.



By:
   ----------------------------------

Its:
    ---------------------------------

Mariner Post-Acute Network, Inc.



By:
   ----------------------------------

Its:
    ---------------------------------


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Liberty Health Care, Inc.



By:
   ----------------------------------

Its:
    ---------------------------------

Fort Worth Medical Investors, Ltd.



By:
   ----------------------------------

Its:
    ---------------------------------

Sun City Center Associates Ltd. (L.P.)



By:
   ----------------------------------

Its:
    ---------------------------------

         This Stipulation of Settlement and Dismissal is hereby APPROVED this ______ day of ________________.

                                          United States District Judge


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